UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07729

Hansberger International Series

(Exact name of Registrant as specified in charter)

399 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Coleen Downs Dinneen, Esq.

Natixis Distributors, L.P.

399 Boylston Street

Boston, Massachusetts 02116

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2810

Date of fiscal year end: December 31

Date of reporting period: December 31, 2009

Item 1.	Reports to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

NOTE: The All Countries Fund is effective with the SEC, but has not commenced operations yet.

HANSBERGER

INTERNATIONAL

SERIES

ANNUAL REPORT

December 31, 2009

International Value Fund

Emerging Markets Fund

International Growth Fund

International Core Fund

PORTFOLIO MANAGEMENT REVIEW

INTERNATIONAL VALUE FUND

During the 12 months ended December 31, 2009, global stock markets moved from the most acute phase of the credit crisis to a sharp recovery from market lows. After a very difficult start to the year, international markets — particularly Emerging Market countries — bounced back strongly, significantly outperforming the U.S. market for the year. The rally in international equity markets was powered by hopes of a global economic recovery and relief that the worst case scenario had not occurred. During the year, all sectors represented in the Fund’s benchmark and all major and emerging stock markets posted positive returns.

Indeed, 2009 was one of the best years on record for international stock markets as the Fund’s benchmark, the MSCI ACWI ex USA, returned 42.14%. As the financial crisis abated in 2009, the U.S. dollar fell against most of the world’s major currencies. With investors’ appetite for risk returning, the U.S. dollar lost ground during the year, recording an annual loss of 2.4% against the euro, 9.7% against the British pound and 13.6% against the Canadian dollar. Currencies that had been severely beaten down in the financial crisis fared even better, with the Australian dollar and Brazilian real surging 26% and 33%, respectively. The only weaker major currency was the Japanese yen, which lost 2.6% against the U.S. dollar during the year.

The rally in the financial markets benefited developed and developing markets alike. European stocks recorded their best gains since 1999, as ultra-low interest rates encouraged investors to move into higher-yielding bonds and stock investments. European banks were among the best performers in 2009 after several governments stepped in to rescue the financial system. Asian markets outside of Japan rebounded as confidence built that Asia’s rapidly growing economies were on a more advanced recovery path than their Western counterparts. Japan, however, was one of the weaker performers after the global financial crisis reduced demand for its goods and hopes faded that the new government there would be able to make the necessary structural economic changes. Meanwhile Emerging Markets rebounded in a spectacular fashion as investors returned to countries such as Brazil, India and China that were experiencing faster economic recoveries.

International Value Fund underperformed its benchmark

Institutional Class shares of the International Value Fund returned 38.28% for the year ended December 31, 2009, underperforming the 42.14% return on its benchmark, the MSCI ACWI ex USA. The Fund’s Advisor Class shares also underperformed the benchmark, returning 38.09%. Attribution from a regional perspective indicates that the Fund’s relative return received a boost from security selection in Emerging Markets and Europe, but this was offset by weakness in Japan. Sectors that had the largest positive impact on relative returns were Energy, Utilities and Financials, while the most negative sectors were Health Care and Consumer Staples. Holding cash during the period had a negative effect, as did holding a different basket of currencies than the MSCI ACWI ex USA.

Market outlook

While the pace of economic growth has slowed dramatically, we believe the long-term outlook for many economies — especially the Emerging Markets — is still strongly positive. We remain optimistic on China, where companies continue to benefit from massive infrastructure spending and government stimulus. Brazil and India are also growing faster than the developed world and can benefit from domestic growth even if exports slow.

While we are no longer seeing the massive disconnect between fundamentals and valuations that was evident at the beginning of 2009, we continue to believe the market is mispricing quality and that highly differentiated growth prospects are not being reflected in market multiples. We believe that the many high-quality businesses around the world that are trading substantially below their intrinsic values present an opportunity for long-term investors.

Thank you for the opportunity to discuss our outlook for the international equity markets and for your continued trust and support.

For the International Value Team

Lauretta (“Retz”) Reeves, CFA

Co-Chief Investment Officer, Value Team

Hansberger Global Investors, Inc.

Unless otherwise noted, all returns cited above are expressed in U.S. dollars

The charts comparing the Fund’s performance to an index provide you with a general sense of how it performed. The Fund’s total return for the period shown below includes Fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

International Value Fund

Growth of $1,000,000 Investment in Institutional Class

December 31, 1999 through December 31, 20092

Average Annual Total Returns — December 31, 20092

	1 Year	3 Years	5 Years	10 Years	Since Inception
Institutional Class (Inception 12/30/1996)	38.28%	-3.50%	5.54%	3.70%	—
Advisor Class (Inception 9/13/2005)	38.09%	-3.68%	—	—	4.24%

COMPARATIVE PERFORMANCE	1 Year	3 Years	5 Years	10 Years	Since Advisor Class Inception[5]
MSCI ACWI ex USA[1]	42.14%	-3.04%	6.30%	3.12%	4.59%

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary, and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, call 1-800-414-6927.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

WHAT YOU SHOULD KNOW

While the fund can help investors diversify their portfolios internationally, it is subject to risks associated with foreign investments, including currency fluctuations, different political and economic conditions, and different accounting standards.

EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class	Gross Expense Ratio[3]	Net Expense Ratio[4]
Institutional	0.94%	0.94%
Advisor	1.23	1.15

NOTES TO CHARTS

[1]

Morgan Stanley Capital International All Countries World Index ex USA (MSCI ACWI ex USA) is an unmanaged index designed to measure equity market performance in developed and emerging markets, excluding the United States.

[2]	Fund performance has been increased by expense reductions/reimbursements, without which performance would have been lower.

[3]	Before reductions and reimbursements.

[4]	After reductions and reimbursements. Expense reductions are contractual and are set to expire on 4/30/10.

[5]	The since-inception comparative performance figure shown for Advisor Class shares is calculated from 10/1/05.

PORTFOLIO MANAGEMENT REVIEW

EMERGING MARKETS FUND

Emerging Markets soared in 2009, outpacing developed regions such as the United States, Europe and Japan. Nearly all emerging stock markets posted positive returns during the year, while all ten of the sectors represented in the Fund’s benchmark made significant double-digit percentage gains. Brazil was the top-performing Emerging Market country, rising 128.6%. It was helped by a booming stock market and a rising currency. Meanwhile, increases in commodity prices enabled Russia to post a gain of 104.9%. Asia’s Emerging Markets also made faster recoveries than Western markets, with Taiwan rising 80.3%, Korea gaining 72.1% and China up 62.6%.

Overall, 2009 proved to be one of the best years on record for emerging stock markets, as the Fund’s benchmark, the MSCI Emerging Markets Index, returned 79.02%. The rally was powered by hopes of a global economic recovery and relief that the worst-case scenario had not occurred. Emerging Markets continue to be the engine of global growth, while growth in the developed economies seems likely to remain relatively muted. Recent economic reports showed that the Chinese economy grew at an annual rate of 9% in the third quarter of 2009 and we believe infrastructure projects that are part of the Chinese government’s stimulus package should keep the momentum going in 2010. Meanwhile India’s Gross Domestic Product grew at a 7.9% pace for the same quarter and manufacturing rose by 9.2%.

Emerging Markets Fund lagged its benchmark

Institutional Class shares of the Emerging Markets Fund returned 72.96% for the year ended December 31, 2009, underperforming the 79.02% return of its benchmark, the MSCI Emerging Markets Index. The Fund’s Advisor Class shares also underperformed the Index, returning 72.57%.

Within the Fund itself, Europe, the Middle East and Africa, as well as Latin America, were positive contributors to relative performance, reflecting both positive security selection and asset allocation. However, Asia was a relative underperformer for the Fund as a result of poor stock selection and asset allocation.

Sectors that had the largest positive impact on the Fund’s return were Telecommunication Services, Industrials and Financials, while the sectors with the largest negative impact were Consumer Staples and Heath Care. Holding cash during the year had a major negative effect, as did holding a different basket of currencies than the MSCI Emerging Markets Index.

Market outlook

Problems in the developed world have not impacted Emerging Markets as severely as they have elsewhere, and we believe they will continue to be healthy and offer the best opportunities for growth. Although valuations are not as cheap now as they were last year, we think Emerging Markets are still attractive compared to the developed economies or when viewed from the perspective of their long-term historical averages. These factors continue to create opportunities and we believe we can capture many of them via domestic-oriented stocks in Emerging Market countries, as well as by focusing on leading global players. As export markets remain weaker than in recent years, we expect governments across the emerging world to continue to use monetary and fiscal tools, including ambitious infrastructure programs to promote internal consumption and stimulate domestic growth.

We recognize that Emerging Markets have become increasingly vulnerable to global risk aversion. However, we are also keenly aware that commerce is becoming more global in nature, and of developed economies’ dependence on consumption for healthy growth. We believe that the fiscal and monetary stimulus programs implemented worldwide will continue to help emerging economies limit the damage from the contraction suffered by many of their trading partners. We also continue to seek the best opportunities in these markets by focusing on quality companies with domestic or industry leadership, stable cash flows and clear growth opportunities.

Thank you for the opportunity to discuss our outlook for the emerging equity markets and for your continued trust and support.

For the Emerging Markets Team

Francisco Alzuru, CFA

Managing Director, Emerging Markets Research

Hansberger Global Investors, Inc.

Unless otherwise noted, all returns cited above are expressed in U.S. dollars.

The charts comparing the Fund’s performance to an index provide you with a general sense of how it performed. The Fund’s total return for the period shown below includes Fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Emerging Markets Fund

Growth of $1,000,000 Investment in Institutional Class

December 31, 1999 through December 31, 20092

Average Annual Total Returns — December 31, 20092

	1 Year	3 Years	5 Years	10 Years	Since Inception
Institutional Class (Inception 12/30/1996)	72.96%	3.02%	12.84%	9.19%	—
Advisor Class (Inception 9/13/2005)	72.57%	2.89%	—	—	10.87%

COMPARATIVE PERFORMANCE	1 Year	3 Years	5 Years	10 Years	Since Advisor Class Inception[5]
MSCI Emerging Markets Index[1]	79.02%	5.42%	15.88%	10.09%	12.75%

All results represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary, and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, call 1-800-414-6927.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

WHAT YOU SHOULD KNOW

While the fund can help investors diversify their portfolios internationally, it is subject to risks associated with foreign investments, including currency fluctuations, different political and economic conditions, and different accounting standards.

EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Class	Gross Expense Ratio[3]	Net Expense Ratio[4]
Institutional	1.36%	1.35%
Advisor	2.39	1.50

NOTES TO CHARTS

[1]

Morgan Stanley Capital International Emerging Markets Index is an unmanaged, free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

[2]	Fund performance has been increased by expense reductions/reimbursements, without which performance would have been lower.

[3]	Before reductions and reimbursements.

[4]	After reductions and reimbursements. Expense reductions are contractual and are set to expire on 4/30/10.

[5]	The since-inception comparative performance figure shown for Advisor Class shares is calculated from 10/1/05.

PORTFOLIO MANAGEMENT REVIEW

INTERNATIONAL GROWTH FUND

During the 12 months ended December 31, 2009, global stock markets moved from the most acute phase of the credit crisis to a sharp recovery from market lows. After a very difficult start to the year, international markets — particularly Emerging Market countries — bounced back strongly, significantly outperforming the U.S. market for the 12-month period. The rally in international equity markets was powered by hopes of a global economic recovery and relief that the worst case scenario had not occurred. During the year, all sectors represented in the Fund’s benchmark and all major and emerging stock markets posted positive returns.

Indeed, 2009 was one of the best years on record for international stock markets as the Fund’s benchmark, the MSCI ACWI ex USA, returned 42.14%. As the financial crisis abated in 2009, the U.S. dollar fell against most of the world’s major currencies. With investors’ appetite for risk returning, the U.S. dollar lost ground during the year, recording an annual loss of 2.4% against the euro, 9.7% against the British pound and 13.6% against the Canadian dollar. Currencies that had been severely beaten down in the financial crisis fared even better, with the Australian dollar and Brazilian real surging 26% and 33%, respectively. The only weaker major currency was the Japanese yen, which lost 2.6% against the U.S. dollar during the year.

The rally in the financial markets benefited developed and developing markets alike. European stocks recorded their best gains since 1999, as ultra-low interest rates encouraged investors to move into higher-yielding bonds and stock investments. European banks were among the best performers in 2009 after several governments stepped in to rescue the financial system. Asian markets outside of Japan rebounded as confidence built that Asia’s rapidly growing economies were on a more advanced recovery path than their Western counterparts. Japan, however, was one of the weaker performers after the global financial crisis reduced demand for its goods and hopes faded that the new government there would be able to make the necessary structural economic changes. Meanwhile Emerging Markets rebounded in a spectacular fashion as investors returned to countries such as Brazil, India and China that were experiencing faster economic recoveries.

International Growth Fund outperformed its benchmark

Institutional Class shares of the International Growth Fund returned 52.20% for the year ended December 31, 2009, outperforming the 42.14% return on its benchmark, the MSCI ACWI ex USA. The Fund’s Advisor Class shares also outperformed the benchmark, returning 52.15%. Attribution from a regional perspective indicates that the Fund’s relative return received a significant boost from security selection in Europe. Meanwhile the return for Japan benefited from both asset allocation and stock selection. Only in Canada did stock selection have a negative impact on relative returns, but this was more than offset by strong stock selection in Emerging Markets and Pacific ex Japan. Sectors that had the largest positive impact on relative returns were Energy, Materials, Information Technology and Financials, while the most negative sector was Industrials. Holding cash during the year had a small negative effect, as did holding a different basket of currencies than the MSCI ACWI ex USA.

Market outlook

While the pace of economic growth has slowed dramatically, we believe the long-term outlook for many economies — especially the Emerging Markets — is still strongly positive. We remain optimistic on China, where companies continue to benefit from massive infrastructure spending and government stimulus. Brazil and India are also growing faster than the developed world and can benefit from domestic growth even if exports slow.

While we are no longer seeing the massive disconnect between fundamentals and valuations that was evident at the beginning of 2009, we continue to believe the market is mispricing quality and that highly differentiated growth prospects are not being reflected in market multiples.

We believe that focusing on high-quality names with good secular growth stories should stand us in good stead. Maintaining a well diversified portfolio of high-quality international companies should prove beneficial as investors return to equities and risk aversion continues to subside.

Thank you for the opportunity to discuss our outlook for the international equity markets and for your continued trust and support.

For the International Growth Team

Thomas R.H. Tibbles, CFA

Chief Investment Officer, Growth Team

Hansberger Global Investors, Inc.

Unless otherwise noted, all returns cited above are expressed in U.S. dollars

The charts comparing the Fund’s performance to an index provide you with a general sense of how it performed. The Fund’s total return for the period shown below includes Fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

International Growth Fund

Growth of $1,000,000 Investment in Institutional Class

June 23, 2003 (inception) through December 31, 20092

Average Annual Total Returns — December 31, 20092

	1 Year	3 Years	5 Years	Since Inception
Institutional Class (Inception 6/23/2003)	52.20%	-3.28%	5.49%	10.03%
Advisor Class (Inception 9/13/2005)	52.15%	-3.48%	—	3.70%

				Since Inception[5]

COMPARATIVE PERFORMANCE	1 Year	3 Years	5 Years	Institutional Class	Advisor Class
MSCI ACWI ex USA[1]	42.14%	-3.04%	6.30%	12.07%	4.59%

All results represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary, and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, call 1-800-414-6927.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

WHAT YOU SHOULD KNOW

While the fund can help investors diversify their portfolios internationally, it is subject to risks associated with foreign investments, including currency fluctuations, different political and economic conditions, and different accounting standards.

EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class	Gross Expense Ratio[3]	Net Expense Ratio[4]
Institutional	0.87%	0.87%
Advisor	1.16	1.16

NOTES TO CHARTS

[1]

Morgan Stanley Capital International All Countries World Index ex USA (MSCI ACWI ex USA) is an unmanaged index designed to measure equity market performance in developed and emerging markets, excluding the United States.

[2]	Fund performance has been increased by expense reductions/reimbursements, without which performance would have been lower.

[3]	Before reductions and reimbursements.

[4]	After reductions and reimbursements. Expense reductions are contractual and are set to expire on 4/30/10.

[5]	The since-inception comparative performance figures shown for each Class of Fund shares are calculated as follows: Institutional Class from 7/1/03; Advisor Class from 10/1/05.

PORTFOLIO MANAGEMENT REVIEW

INTERNATIONAL CORE FUND

During the 12 months ended December 31, 2009, global stock markets moved from the most acute phase of the credit crisis to a sharp recovery from market lows. After a very difficult start to the year, international markets — particularly Emerging Market countries — bounced back strongly, significantly outperforming the U.S. market for the 12-month period. The rally in international equity markets was powered by hopes of a global economic recovery and relief that the worst case scenario had not occurred. During the year, all sectors represented in the Fund’s benchmark and all major and emerging stock markets posted positive returns.

Indeed, 2009 was one of the best years on record for international stock markets, and the Fund’s benchmark, the MSCI ACWI ex USA, returned 42.14%. As the financial crisis abated in 2009, the U.S. dollar declined in value against most of the world’s major currencies. With investors’ appetite for risk returning, the U.S. dollar recorded an annual loss of 2.4% against the euro, 9.7% against the British pound and 13.6% against the Canadian dollar. Currencies that had been severely beaten down in the financial crisis fared even better, with the Australian dollar and Brazilian real surging 26% and 33%, respectively. The only weaker major currency was the Japanese yen, which lost 2.6% against the U.S. dollar during the year.

The rally in the financial markets benefited developed and developing markets alike. European stocks recorded their best gains since 1999, as ultra-low interest rates encouraged investors to move into higher-yielding bonds and stock investments. European banks were among the best performers in 2009 after several governments stepped in to rescue the financial system. Asian markets outside of Japan rebounded as confidence built that Asia’s rapidly growing economies were on a more advanced recovery path than their Western counterparts. Japan, however, was one of the weaker performers after the global financial crisis reduced demand for its goods and hopes faded that the new government there would be able to make the necessary structural economic changes. Meanwhile Emerging Markets rebounded in a spectacular fashion as investors returned to countries such as Brazil, India and China that were experiencing faster economic recoveries.

International Core Fund outperformed its benchmark

Institutional Class shares of the International Core Fund returned 45.61% for the fiscal year ended December 31, 2009, outperforming the 42.14% return on its benchmark, the MSCI ACWI ex USA. The Fund’s Advisor Class shares also outperformed the benchmark, returning 45.58%. Attribution from a regional perspective indicates that the Fund’s relative return received a significant boost from security selection in Europe. Stock selection in Canada and Japan had a negative impact on relative returns, but this was more than offset by strong stock selection in Emerging Markets and Pacific ex Japan. Sectors that had the largest positive impact on relative returns were Energy, Materials, Information Technology and Financials, while the most negative sector was Health Care. Holding cash during the period had a negative effect, as did holding a different basket of currencies than the MSCI ACWI ex USA.

Market outlook

While the pace of economic growth has slowed dramatically, we believe the long-term outlook for many economies — especially the Emerging Markets — is still strongly positive. We remain optimistic on China, where companies continue to benefit from massive infrastructure spending and government stimulus. Brazil and India are also growing faster than the developed world and can benefit from domestic growth even if exports slow.

We believe that maintaining a well diversified portfolio of high-quality international companies should prove beneficial as investors return to equities and risk aversion continues to subside.

Thank you for the opportunity to discuss our outlook for the international equity markets and for your continued trust and support.

For the International Core Fund Team

Lauretta A. (“Retz”) Reeves, CFA

Co-Chief Investment Officer, Value Team

Hansberger Global Investors, Inc.

Thomas R.H. Tibbles, CFA

Chief Investment Officer, Growth Team

Hansberger Global Investors, Inc.

Unless otherwise noted, all returns cited above are expressed in U.S. dollars

The charts comparing the Fund’s performance to an index provide you with a general sense of how it performed. The Fund’s total return for the period shown below includes Fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

International Core Fund

Growth of $1,000,000 Investment in Institutional Class

September 13, 2005 (inception) through December 31, 20092

Average Annual Total Returns — December 31, 20092

	1 Year	3 Years	Since Inception
Institutional Class (Inception 9/13/2005)	45.61%	-3.58%	4.21%
Advisor Class (Inception 9/13/2005)	45.58%	-3.68%	4.07%

COMPARATIVE PERFORMANCE	1 Year	3 Years	Since Inception[5]
MSCI ACWI ex USA[1]	42.14%	-3.04%	4.59%

All results represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary, and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, call 1-800-414-6927.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

WHAT YOU SHOULD KNOW

While the fund can help investors diversify their portfolios internationally, it is subject to risks associated with foreign investments, including currency fluctuations, different political and economic conditions, and different accounting standards.

EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class	Gross Expense Ratio[3]	Net Expense Ratio[4]
Institutional	1.13%	1.13%
Advisor	1.31	1.30

NOTES TO CHARTS

[1]

Morgan Stanley Capital International All Countries World Index ex USA (MSCI ACWI ex USA) is an unmanaged index designed to measure equity market performance in developed and emerging markets, excluding the United States.

[2]	Fund performance has been increased by expense reductions/reimbursements, without which performance would have been lower.

[3]	Before reductions and reimbursements.

[4]	After reductions and reimbursements. Expense reductions are contractual and are set to expire on 4/30/10.

[5]	The since-inception comparative performance figure shown is calculated from 10/1/05.

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

If you wish to communicate with the Funds’ Board of Trustees, you may do so by writing to: Secretary of the Funds, Natixis Asset Management Advisors, L.P., 399 Boylston Street, Boston, MA 02116.

The correspondence must a) be in writing; b) be signed by the shareholder; c) include the shareholder’s name and address; and d) identify the Fund, account number, share class, and number of shares held in that Fund, as of a recent date.

Or by e-mail at:

secretaryofthefunds@ga.natixis.com

(Communications regarding recommendations for Trustee candidates may not be submitted by e-mail.)

Please note: Unlike written correspondence, e-mail is not secure. Please do NOT include your account number, Social Security number, PIN, or any other non-public, personal information in an e-mail communication because this information may be viewed by others.

For more complete information on any Hansberger Fund, contact your financial professional or call Hansberger Funds at 800-414-6927 and ask for a free prospectus, which contains more complete information, including charges and other ongoing expenses. Investors should consider a fund’s objective, risks and expenses carefully before investing. This and other fund information can be found in the prospectus. Please read the prospectus carefully before investing.

PROXY VOTING INFORMATION

A description of the funds’ proxy voting policies and procedures is available without charge, upon request, by calling Hansberger Funds at 800-414-6927; at www.funds.natixis.com; and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009 is available by calling 1-800-414-6927.

QUARTERLY PORTFOLIO SCHEDULES

The funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder you incur ongoing costs, including management fees and other fund expenses. These costs are described in more detail in the Funds’ prospectus. The examples below are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table for each class of Fund shares shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from July 1, 2009 through December 31, 2009. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table for each class of Fund shares provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table of each Fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different Funds.

INTERNATIONAL VALUE FUND	BEGINNING ACCOUNT VALUE 7/1/2009	ENDING ACCOUNT VALUE 12/31/2009	EXPENSES PAID DURING PERIOD* 7/1/2009 – 12/31/2009
INSTITUTIONAL CLASS
Actual	$1,000.00	$1,236.10	$5.75
Hypothetical (5% return before expenses)	$1,000.00	$1,020.06	$5.19
ADVISOR CLASS
Actual	$1,000.00	$1,235.70	$6.48
Hypothetical (5% return before expenses)	$1,000.00	$1,019.41	$5.85

*	Expenses are equal to the Fund’s annualized expense ratio (after fee reduction/reimbursement): 1.02% and 1.15% for Institutional and Advisor Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

EMERGING MARKETS FUND	BEGINNING ACCOUNT VALUE 7/1/2009	ENDING ACCOUNT VALUE 12/31/2009	EXPENSES PAID DURING PERIOD* 7/1/2009 – 12/31/2009
INSTITUTIONAL CLASS
Actual	$1,000.00	$1,310.10	$7.86
Hypothetical (5% return before expenses)	$1,000.00	$1,018.40	$6.87
ADVISOR CLASS
Actual	$1,000.00	$1,312.40	$8.74
Hypothetical (5% return before expenses)	$1,000.00	$1,017.64	$7.63

*	Expenses are equal to the Fund’s annualized expense ratio (after fee reduction/reimbursement): 1.35% and 1.50% for the Institutional and Advisor Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

INTERNATIONAL GROWTH FUND	BEGINNING ACCOUNT VALUE 7/1/2009	ENDING ACCOUNT VALUE 12/31/2009	EXPENSES PAID DURING PERIOD* 7/1/2009 – 12/31/2009
INSTITUTIONAL CLASS
Actual	$1,000.00	$1,244.60	$4.92
Hypothetical (5% return before expenses)	$1,000.00	$1,020.82	$4.43
ADVISOR CLASS
Actual	$1,000.00	$1,244.00	$6.05
Hypothetical (5% return before expenses)	$1,000.00	$1,019.81	$5.45

*	Expenses are equal to the Fund’s annualized expense ratio: 0.87% and 1.07% for the Institutional and Advisor Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

INTERNATIONAL CORE FUND	BEGINNING ACCOUNT VALUE 7/1/2009	ENDING ACCOUNT VALUE 12/31/2009	EXPENSES PAID DURING PERIOD* 7/1/2009 – 12/31/2009
INSTITUTIONAL CLASS
Actual	$1,000.00	$1,237.40	$6.49
Hypothetical (5% return before expenses)	$1,000.00	$1,019.41	$5.85
ADVISOR CLASS
Actual	$1,000.00	$1,237.40	$7.33
Hypothetical (5% return before expenses)	$1,000.00	$1,018.65	$6.61

*	Expenses are equal to the Fund’s annualized expense ratio (after fee reduction/reimbursement): 1.15%, and 1.30% for the Institutional and Advisor Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

INTERNATIONAL VALUE FUND — PORTFOLIO OF INVESTMENTS

Investments as of December 31, 2009

Shares	Description	Value(†)
Common Stocks — 97.3% of Net Assets
	Australia — 4.0%
362,228	BlueScope Steel Ltd.	$998,074
27,604	Commonwealth Bank of Australia	1,347,681
66,188	Westpac Banking Corp.	1,495,106

		3,840,861

	Brazil — 5.0%
83,642	Companhia Energetica de Minas Gerais, Sponsored ADR	1,510,575
27,541	Petroleo Brasileiro SA, Sponsored ADR	1,167,463
85,121	Vale SA, Sponsored Preference ADR	2,112,703

		4,790,741

	Canada — 2.8%
34,713	Bank of Nova Scotia	1,633,670
25,370	IGM Financial, Inc.	1,028,773

		2,662,443

	China — 11.2%
1,083,000	China Communications Construction
	Co. Ltd., Class H	1,029,032
1,533,000	China Construction Bank Corp., Class H	1,309,404
328,500	China Shenhua Energy Co. Ltd., Class H	1,594,639
2,119,600	China State Construction International Holdings Ltd.	888,645
2,373,024	Denway Motors Ltd.	1,502,157
1,603,000	Industrial and Commercial Bank of China Ltd., Class H	1,320,172
121,000	Ping An Insurance (Group) Co. of China Ltd., Class H	1,052,114
264,800	Weichai Power Co. Ltd., Class H	2,125,437

		10,821,600

	Denmark — 1.0%
14,595	Novo Nordisk A/S, Class B	931,769

	France — 12.6%
40,062	ArcelorMittal	1,831,084
70,625	AXA SA	1,658,203
21,358	BNP Paribas	1,694,075
17,741	Carrefour SA	850,979
23,293	GDF Suez	1,009,076
29,112	Groupe Danone	1,784,620
11,720	PPR	1,406,812
29,333	Total SA	1,884,057

		12,118,906

	Germany — 5.1%
19,861	Adidas AG	1,075,780
10,441	Bayer AG	835,526
31,139	SAP AG	1,484,495
17,108	Siemens AG, (Registered)	1,570,016

		4,965,817

	India — 1.7%
29,273	Infosys Technologies Ltd., Sponsored ADR	1,617,919

	Italy — 2.4%
61,240	ENI SpA	1,559,526
20,751	Saipem SpA	716,126

		2,275,652

Shares	Description	Value(†)
	Japan — 12.1%
129,000	Bank of Yokohama (The) Ltd.	$588,171
22,300	Canon, Inc.	948,608
4,300	Nintendo Co. Ltd.	1,026,998
128,700	Nomura Holdings, Inc.	957,100
29,900	Seven & I Holdings Co. Ltd.	610,511
29,900	Shin-Etsu Chemical Co. Ltd.	1,688,104
63,700	Shionogi & Co. Ltd.	1,381,100
77,100	Sumitomo Corp.	785,089
172,000	Sumitomo Trust & Banking Co. Ltd.	844,526
54,700	THK Co. Ltd.	972,722
23,400	Toyota Motor Corp.	986,566
13,080	Yamada Denki Co. Ltd.	882,398

		11,671,893

	Korea — 3.2%
26,808	KB Financial Group, Inc.(b)	1,365,070
2,491	Samsung Electronics Co. Ltd.	1,708,153

		3,073,223

	Mexico — 1.5%
30,749	America Movil SAB de CV, Series L, ADR	1,444,588

	Norway — 1.3%
74,580	Subsea 7, Inc.(b)	1,234,924

	Portugal — 1.2%
94,525	Portugal Telecom, SGPS SA, (Registered)	1,153,403

	Russia — 3.6%
43,559	Gazprom, Sponsored ADR	1,110,755
17,870	LUKOIL, Sponsored ADR	1,023,951
96,924	MMC Norilsk Nickel, ADR(b)	1,390,859

		3,525,565

	Singapore — 1.4%
121,600	DBS Group Holdings Ltd.	1,321,910

	Spain — 2.6%
95,115	Banco Santander Central Hispano SA	1,571,744
14,983	Industria de Diseno Textil SA	935,725

		2,507,469

	Sweden — 0.6%
63,176	Telefonaktiebolaget LM Ericsson, Class B	581,601

	Switzerland — 9.1%
95,979	ABB Ltd., (Registered)	1,849,449
27,575	Credit Suisse Group, (Registered)	1,366,102
8,759	Lonza Group AG, (Registered)	617,151
38,518	Nestle SA, (Registered)	1,869,417
16,389	Novartis AG, (Registered)	894,990
6,869	Roche Holding AG	1,174,687
3,679	Syngenta AG, (Registered)	1,038,978

		8,810,774

	Taiwan — 1.4%
672,893	Taiwan Semiconductor Manufacturing Co. Ltd.	1,356,198

	United Kingdom — 13.5%
263,943	Barclays PLC	1,163,056
74,570	BHP Billiton PLC	2,377,293
1,302,256	DSG International PLC(b)	763,248
105,416	Eurasian Natural Resources Corp.	1,544,087
113,057	HSBC Holdings PLC	1,286,016

See accompanying notes to financial statements.

INTERNATIONAL VALUE FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of December 31, 2009

Shares	Description	Value(†)
	United Kingdom — continued
131,019	ICAP PLC	$903,645
294,325	Man Group PLC	1,452,599
59,519	Standard Chartered PLC	1,502,612
131,023	Tesco PLC	903,900
503,057	Vodafone Group PLC	1,164,936

		13,061,392

	Total Common Stocks (Identified Cost $77,463,705)	93,768,648

Preferred Stocks — 1.0%
	Germany — 1.0%
19,550	Henkel AG & Co. KGaA (Identified Cost $644,897)	1,026,631

Principal Amount
Short-Term Investments — 1.4%
$1,329,039	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2009 at 0.000% to be repurchased at $1,329,039 on 1/04/2010, collateralized by $1,350,000 Federal National Mortgage Association, 3.000% due 5/12/2014 valued at $1,358,438 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $1,329,039)	1,329,039

	Total Investments — 99.7%
	(Identified Cost $79,437,641)(a)	96,124,318
	Other assets less liabilities—0.3%	262,375

	Net Assets — 100.0%	$96,386,693

(†)	See Note 2 of Notes to Financial Statements.

(a)	Federal Tax Information: At December 31, 2009, the net unrealized appreciation on investments based on a cost of $84,060,232 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$14,645,054
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(2,580,968)

	Net unrealized appreciation	$12,064,086

(b)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.

Industry Summary at December 31, 2009 (Unaudited)

Commercial Banks	19.1%
Metals & Mining	10.6
Oil, Gas & Consumable Fuels	8.7
Capital Markets	5.9
Pharmaceuticals	5.4
Food Products	3.8
Machinery	3.2
Semiconductors & Semiconductor Equipment	3.2
Chemicals	2.8
Insurance	2.8
Wireless Telecommunication Services	2.7
Specialty Retail	2.7
Software	2.6
Automobiles	2.6
Food & Staples Retailing	2.5
Energy Equipment & Services	2.0
Construction & Engineering	2.0
Other Investments, less than 2% each	15.7
Short-Term Investments	1.4

Total Investments	99.7
Other assets less liabilities	0.3

Net Assets	100.0%

Currency Exposure at December 31, 2009 as Percentage of Net Assets (Unaudited)

Euro	24.9%
United States Dollar	13.2
Hong Kong Dollar	12.6
British Pound	12.2
Japanese Yen	12.1
Swiss Franc	9.1
Australian Dollar	4.0
South Korean Won	3.2
Canadian Dollar	2.8
Other, less than 2% each	5.6

Total Investments	99.7
Other assets less liabilities	0.3

Net Assets	100.0%

See accompanying notes to financial statements.

EMERGING MARKETS FUND — PORTFOLIO OF INVESTMENTS

Investments as of December 31, 2009

Shares	Description	Value(†)

Common Stocks — 95.3% of Net Assets
	Brazil — 18.8%
33,612	Banco Bradesco SA, Sponsored ADR	$735,094
19,557	Banco do Brasil SA	333,626
67,250	BM&F BOVESPA SA	473,184
43,618	Companhia Brasileira de Meios de
	Pagamento	384,319
2,549	Companhia de Bebidas das Americas,
	ADR	257,678
15,637	Companhia Energetica de Minas Gerais	219,152
13,460	Companhia Siderurgica Nacional SA,
	Sponsored ADR	429,778
22,516	Gafisa SA	365,222
11,712	Hypermarcas SA(b)	269,087
14,018	Natura Cosmeticos SA	292,357
43,095	Petroleo Brasileiro SA, ADR	2,054,770
12,209	Redecard SA	203,366
14,918	Tele Norte Leste Participacoes SA	383,018
7,298	Totvs SA	494,638
83,459	Vale SA, Sponsored Preference ADR	2,071,452

		8,966,741

	China — 19.7%
456,000	Belle International Holdings Ltd.	528,262
332,000	China CITIC Bank, Class H	281,026
1,053,000	China Construction Bank Corp., Class H	899,415
100,600	China Mobile Ltd.	936,033
152,000	China National Building Material Co. Ltd., Class H	312,297
448,000	China National Materials Co. Ltd., Class H	330,852
88,640	China Overseas Land & Investment Ltd.	185,500
458,000	China Petroleum & Chemical Corp., Class H	404,102
454,600	China Railway Group Ltd., Class H(b)	352,280
97,000	China Shenhua Energy Co. Ltd., Class H	470,868
254,000	China Shipping Development Co. Ltd., Class H	379,051
894,400	China State Construction International Holdings Ltd.	374,978
535,000	CNOOC Ltd.	832,132
762,400	Denway Motors Ltd.	482,610
1,177,000	Industrial and Commercial Bank of China Ltd., Class H	969,334
97,500	Ping An Insurance (Group) Co. of China Ltd., Class H	847,778
17,500	Tencent Holdings Ltd.	378,934
54,800	Weichai Power Co. Ltd., Class H	439,856

		9,405,308

	Egypt — 0.5%
5,433	Orascom Construction Industries	242,587

	India — 6.6%
8,288	Bharat Heavy Electricals Ltd.	426,082
80,382	Cairn India Ltd.(b)	485,430
9,239	Housing Development Finance Corp. Ltd.	531,020
15,312	Infosys Technologies Ltd.	853,370

Shares	Description	Value (†)

	India — continued
12,544	Larsen & Toubro Ltd.	$451,541
17,402	Reliance Industries Ltd.	407,656

		3,155,099

	Indonesia — 1.9%
131,500	PT Astra International Tbk	483,446
262,500	PT United Tractors Tbk	429,879

		913,325

	Israel — 0.5%
3,950	Teva Pharmaceutical Industries Ltd., Sponsored ADR	221,911

	Korea — 11.7%
334	Amorepacific Corp.	267,894
5,207	Hyundai Motor Co. Ltd.	538,985
18,760	KB Financial Group, Inc.(b)	955,264
1,528	LG Chem Ltd.	299,484
767	Lotte Shopping Co. Ltd.	227,149
1,521	POSCO	802,132
2,999	Samsung Electronics Co. Ltd.	2,056,503
1,298	Samsung Fire & Marine Insurance Co. Ltd.	222,177
460	Shinsegae Co. Ltd.	212,469

		5,582,057

	Malaysia — 1.0%
122,100	Bumiputra-Commerce Holdings Bhd	456,910

	Mexico — 6.8%
21,762	America Movil SAB de CV, Series L, ADR	1,022,379
203,824	Empresas ICA SAB de CV(b)	475,205
9,821	Fomento Economico Mexicano, SAB
	de CV, Sponsored ADR	470,229
81,517	Grupo Financiero Banorte SAB de CV	293,990
221,176	Grupo Mexico SAB de CV, Series B	504,840
9,958	Grupo Televisa SA, Sponsored ADR	206,728
55,438	Wal-Mart de Mexico SAB de CV, Series V	247,060

		3,220,431

	Peru — 0.9%
5,793	Credicorp Ltd.	446,177

	Russia — 9.2%
56,479	Gazprom, Sponsored ADR	1,440,214
14,492	LUKOIL, Sponsored ADR	830,392
32,927	MMC Norilsk Nickel, ADR(b)	472,502
6,576	Mobile Telesystems, Sponsored ADR	321,501
227,771	Sberbank	639,809
10,782	Uralkali, Sponsored GDR(b)	224,177
19,136	Wimm-Bill-Dann Foods, ADR(b)	456,011

		4,384,606

	South Africa — 5.2%
139,529	Clicks Group Ltd.	510,597
22,075	Impala Platinum Holdings Ltd.	603,403
25,779	MTN Group Ltd.	410,307
13,139	Naspers Ltd., N Shares	531,738
30,996	Standard Bank Group Ltd.	425,734

		2,481,779

See accompanying notes to financial statements.

EMERGING MARKETS FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of December 31, 2009

Shares	Description	Value(†)

	Taiwan — 9.9%
187,423	Asustek Computer, Inc.	$360,991
869,773	Chinatrust Financial Holding Co. Ltd.	540,706
169,140	Formosa Plastics Corp.	356,356
218,519	HON HAI Precision Industry Co. Ltd.	1,021,938
33,084	MediaTek, Inc.	574,820
117,965	President Chain Store Corp.	280,217
785,886	Taiwan Semiconductor Manufacturing Co. Ltd.	1,583,932

		4,718,960

	Turkey — 0.7%
80,434	Turkiye Garanti Bankasi A/S	342,641

	United Kingdom — 1.9%
29,727	Eurasian Natural Resources Corp.	435,428
18,650	Standard Chartered PLC	463,403

		898,831

	Total Common Stocks (Identified Cost $37,122,446)	45,437,363

Preferred Stocks — 2.3%
	Brazil — 2.3%
21,305	Itau Unibanco Banco Multiplo SA	473,458
21,446	Usinas Siderurgicas de Minas Gerias
	SA, Class A	608,396

	Total Preferred Stocks (Identified Cost $549,810)	1,081,854

Principal Amount
Short-Term Investments — 1.7%
$827,289	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2009 at 0.000% to be repurchased at $827,289 on 1/04/2010, collateralized by $840,000 Federal National Mortgage Association, 3.000% due 5/12/2014 valued at $845,250 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $827,289)	827,289

	Total Investments — 99.3% (Identified Cost $38,499,545)(a)	47,346,506
	Other assets less liabilities—0.7%	325,430

	Net Assets — 100.0%	$47,671,936

(†)	See Note 2 of Notes to Financial Statements.

(a)	Federal Tax Information : At December 31, 2009, the net unrealized appreciation on investments based on a cost of $39,566,508 for federal income tax purposes was as follows: Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$10,425,567
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(2,645,569)

	Net unrealized appreciation	$7,779,998

(b)	Non-income producing security.

ADR/GDR	An American Depositary Receipt or Global Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs and GDRs are significantly influenced by trading on exchanges not located in the United States.

Industry Summary at December 31, 2009 (Unaudited)

Commercial Banks	17.3%
Oil, Gas & Consumable Fuels	14.5
Metals & Mining	12.4
Semiconductors & Semiconductor Equipment	8.8
Wireless Telecommunication Services	5.6
Construction & Engineering	4.0
Automobiles	3.2
IT Services	3.0
Machinery	2.5
Insurance	2.2
Electronic Equipment, Instruments & Components	2.1
Other Investments, less than 2% each	22.0
Short-Term Investments	1.7

Total Investments	99.3
Other assets less liabilities	0.7

Net Assets	100.0%

Currency Exposure at December 31, 2009 as Percentage of Net Assets (Unaudited)

United States Dollar	27.5%
Hong Kong Dollar	20.7
South Korean Won	11.7
Taiwan Dollar	9.9
Brazilian Real	9.5
Indian Rupee	6.6
South African Rand	5.2
Mexican Peso	3.2
Other, less than 2% each	5.0

Total Investments	99.3
Other assets less liabilities	0.7

Net Assets	100.0%

See accompanying notes to financial statements.

INTERNATIONAL GROWTH FUND — PORTFOLIO OF INVESTMENTS

Investments as of December 31, 2009

Shares	Description	Value(†)

Common Stocks — 99.0% of Net Assets
	Australia — 5.4%
313,728	BHP Billiton Ltd.	$12,005,347
323,090	CSL Ltd.	9,395,290
200,750	Rio Tinto Ltd.	13,401,035

		34,801,672

	Belgium — 1.1%
140,951	Anheuser-Busch InBev NV	7,296,631

	Brazil — 5.0%
485,254	Itau Unibanco Holding SA, ADR	11,083,201
184,425	Petroleo Brasileiro SA, ADR	8,793,384
433,030	Vale SA, Sponsored ADR	12,570,861

		32,447,446

	Canada — 6.4%
454,912	Cameco Corp.	14,634,519
549,760	Manulife Financial Corp.	10,082,599
169,634	Shoppers Drug Mart Corp.	7,365,377
261,012	Suncor Energy, Inc.	9,216,334

		41,298,829

	Chile — 1.0%
174,623	Sociedad Quimica y Minera de Chile SA, Sponsored ADR	6,560,586

	China — 9.2%
6,586,000	Agile Property Holdings Ltd.	9,577,055
7,023,000	China Communications Construction Co. Ltd., Class H	6,673,028
2,979,050	China Merchants Bank Co. Ltd., Class H	7,751,188
9,164,000	Industrial and Commercial Bank of
	China Ltd., Class H	7,547,132
90,554	New Oriental Education & Technology Group, Inc., Sponsored ADR(b)	6,846,788
5,458,000	PetroChina Co. Ltd., Class H	6,488,736
646,700	Tencent Holdings Ltd.	14,003,245

		58,887,172

	Denmark — 2.3%
108,184	Novo Nordisk A/S, Class B	6,906,645
133,627	Vestas Wind Systems A/S(b)	8,135,586

		15,042,231

	France — 8.3%
445,703	AXA SA	10,464,649
139,282	BNP Paribas	11,047,578
219,575	Electricite de France	13,050,071
101,981	Iliad SA	12,187,142
102,590	Total SA, Sponsored ADR	6,569,864

		53,319,304

	Germany — 5.7%
181,000	Adidas AG	9,803,943
108,150	Deutsche Boerse AG	8,955,864
145,667	SAP AG, Sponsored ADR	6,818,672
64,430	Wacker Chemie AG	11,207,336

		36,785,815

	Hong Kong — 4.2%
1,451,958	Esprit Holdings Ltd.	9,633,254
1,803,000	Hang Lung Properties Ltd.	7,068,393
2,517,075	Li & Fung Ltd.	10,358,277

		27,059,924

Shares	Description	Value(†)

	India — 2.9%
80,185	HDFC Bank Ltd., ADR	$10,430,465
149,133	Infosys Technologies Ltd.	8,311,499

		18,741,964

	Israel — 1.2%
132,713	Teva Pharmaceutical Industries Ltd., Sponsored ADR	7,455,816

	Italy — 1.1%
212,129	Saipem SpA	7,320,666

	Japan — 10.2%
99,400	FANUC Ltd.	9,264,275
51,200	Fast Retailing Co. Ltd.	9,622,497
8,817	Jupiter Telecommunications Co. Ltd.	8,724,635
415,000	NGK Insulators Ltd.	9,075,800
128,400	Shin-Etsu Chemical Co. Ltd.	7,249,251
2,314	Sony Financial Holdings, Inc.	6,022,022
180,300	Toyota Motor Corp.	7,601,621
118,430	Yamada Denki Co. Ltd.	7,989,478

		65,549,579

	Korea — 1.7%
30,502	Samsung Electronics Co. Ltd., GDR, (Registered), 144A	10,675,700

	Luxembourg — 1.6%
136,996	Millicom International Cellular SA	10,106,195

	Mexico — 1.3%
192,016	Wal-Mart de Mexico SA de CV, Series V, Sponsored ADR	8,631,119

	Russia — 1.2%
309,479	Gazprom, Sponsored ADR	7,891,715

	South Africa — 1.0%
402,326	MTN Group Ltd.	6,403,558

	Spain — 4.1%
528,610	Banco Santander Central Hispano SA	8,735,105
401,592	Gamesa Corp., Tecnologica SA	6,765,748
398,356	Telefonica SA	11,149,606

		26,650,459

	Sweden — 1.1%
489,946	Atlas Copco AB, Class A	7,202,139

	Switzerland — 7.5%
348,136	ABB Ltd., (Registered)	6,708,341
155,328	Credit Suisse Group, (Registered)	7,695,155
403,865	Logitech International SA, (Registered)(b)	6,906,091
157,591	Nestle SA, (Registered)	7,648,457
144,443	Novartis AG, (Registered)	7,887,920
65,423	Roche Holding AG	11,188,171

		48,034,135

	United Kingdom — 15.5%
3,548,086	ARM Holdings PLC	10,131,362
604,467	Autonomy Corp. PLC(b)	14,679,142
417,263	BG Group PLC	7,534,225
809,534	British Sky Broadcasting PLC	7,312,377
941,832	ICAP PLC	6,495,864
1,164,120	Prudential PLC	11,916,247
737,127	Smith & Nephew PLC	7,582,387
321,933	Standard Chartered PLC	8,127,495

See accompanying notes to financial statements.

INTERNATIONAL GROWTH FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of December 31, 2009

Shares	Description	Value(†)

	United Kingdom — continued
1,389,036	Tesco PLC	$9,582,670
386,215	Vedanta Resources PLC	16,153,789

		99,515,558

	Total Common Stocks (Identified Cost $548,147,773)	637,678,213

Exchange Traded Funds — 0.5%
	United States — 0.5%
48,475	iShares MSCI EAFE Index Fund	2,680,667
20,805	Vanguard Emerging Markets ETF	853,005

	Total Exchange Traded Funds (Identified Cost $3,554,644)	3,533,672

Principal Amount
Short-Term Investments — 0.1%
$392,020	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2009 at 0.000% to be repurchased at $392,020 on 1/04/2010, collateralized by $400,000 Federal National Mortgage Association, 3.000% due 5/12/2014 valued at $402,500 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $392,020)	392,020

	Total Investments — 99.6% (Identified Cost $552,094,437)(a)	641,603,905
	Other assets less liabilities—0.4%	2,336,608

	Net Assets — 100.0%	$643,940,513

(†)	See Note 2 of Notes to Financial Statements.

(a)	Federal Tax Information: At December 31, 2009, the net unrealized appreciation on investments based on a cost of $587,493,479 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$110,489,807
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(56,379,381)

	Net unrealized appreciation	$54,110,426

(b)	Non-income producing security.

144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2009, the value of this security amounted to $10,675,700 or 1.7% of net assets.

ADR/GDR	An American Depositary Receipt or Global Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs and GDRs are significantly influenced by trading on exchanges not located in the United States.

Industry Summary at December 31, 2009 (Unaudited)

Commercial Banks	10.1%
Oil, Gas & Consumable Fuels	9.5
Metals & Mining	8.4
Insurance	6.0
Pharmaceuticals	5.2
Specialty Retail	4.2
Food & Staples Retailing	4.0
Machinery	4.0
Chemicals	3.9
Diversified Telecommunication Services	3.6
Electrical Equipment	3.4
Software	3.3
Semiconductors & Semiconductor Equipment	3.2
Real Estate Management & Development	2.6
Wireless Telecommunication Services	2.6
Media	2.5
Capital Markets	2.2
Internet Software & Services	2.2
Electric Utilities	2.0
Other Investments, less than 2% each	16.6
Short-Term Investments	0.1

Total Investments	99.6
Other assets less liabilities	0.4

Net Assets	100.0%

Currency Exposure at December 31, 2009 as a Percentage of Net Assets (Unaudited)

United States Dollar	24.7%
Euro	18.3
British Pound	15.5
Hong Kong Dollar	12.3
Japanese Yen	10.2
Swiss Franc	6.4
Australian Dollar	5.4
Danish Krone	2.3
Other, less than 2% each	4.5

Total Investments	99.6
Other assets less liabilities	0.4

Net Assets	100.0%

See accompanying notes to financial statements.

INTERNATIONAL CORE FUND — PORTFOLIO OF INVESTMENTS

Investments as of December 31, 2009

Shares	Description	Value(†)
Common Stocks — 98.8% of Net Assets
	Australia — 4.7%
14,173	BHP Billiton Ltd.	$542,354
110,844	BlueScope Steel Ltd.	305,417
7,911	Commonwealth Bank of Australia	386,230
14,595	CSL Ltd.	424,415
9,069	Rio Tinto Ltd.	605,400
19,978	Westpac Banking Corp.	451,279

		2,715,095

	Belgium — 0.6%
6,367	Anheuser-Busch InBev NV	329,601

	Brazil — 5.0%
25,034	Companhia Energetica de Minas Gerais, Sponsored ADR	452,114
21,918	Itau Unibanco Holding SA, ADR	500,607
8,332	Petroleo Brasileiro SA, ADR	397,270
7,991	Petroleo Brasileiro SA, Sponsored ADR	338,739
19,562	Vale SA, Sponsored ADR	567,885
25,721	Vale SA, Sponsored Preference ADR	638,395

		2,895,010

	Canada — 4.6%
10,472	Bank of Nova Scotia	492,835
20,550	Cameco Corp.	661,094
7,668	IGM Financial, Inc.	310,943
24,835	Manulife Financial Corp.	455,474
7,659	Shoppers Drug Mart Corp.	332,548
11,791	Suncor Energy, Inc.	416,340

		2,669,234

	Chile — 0.5%
7,720	Sociedad Quimica y Minera de Chile SA, Sponsored ADR	290,040

	China — 10.2%
298,000	Agile Property Holdings Ltd.	433,338
639,000	China Communications Construction Co. Ltd., Class H	607,157
459,000	China Construction Bank Corp., Class H	392,052
134,400	China Merchants Bank Co. Ltd., Class H	349,695
98,000	China Shenhua Energy Co. Ltd., Class H	475,722
649,600	China State Construction International Holdings Ltd.	272,346
710,000	Denway Motors Ltd.	449,440
894,000	Industrial and Commercial Bank of China Ltd., Class H	736,265
4,091	New Oriental Education & Technology Group, Inc., Sponsored ADR(b)	309,321
246,000	PetroChina Co. Ltd., Class H	292,457
36,000	Ping An Insurance (Group) Co. of China Ltd., Class H	313,026
29,300	Tencent Holdings Ltd.	634,444
80,400	Weichai Power Co. Ltd., Class H	645,337

		5,910,600

	Denmark — 1.7%
9,255	Novo Nordisk A/S, Class B	590,855
6,037	Vestas Wind Systems A/S(b)	367,549

		958,404

Shares	Description	Value(†)
	France — 10.5%
12,098	ArcelorMittal	$552,954
41,460	AXA SA	973,438
12,588	BNP Paribas	998,456
5,310	Carrefour SA	254,704
9,919	Electricite de France	589,519
7,027	GDF Suez	304,417
8,713	Groupe Danone	534,123
4,607	Iliad SA	550,555
3,529	PPR	423,604
13,402	Total SA, Sponsored ADR	858,264

		6,040,034

	Germany — 5.5%
14,121	Adidas AG	764,870
3,153	Bayer AG	252,314
4,886	Deutsche Boerse AG	404,608
15,982	SAP AG, Sponsored ADR	748,117
5,151	Siemens AG, (Registered)	472,712
2,911	Wacker Chemie AG	506,357

		3,148,978

	Hong Kong — 2.1%
65,580	Esprit Holdings Ltd.	435,101
81,000	Hang Lung Properties Ltd.	317,549
114,000	Li & Fung Ltd.	469,133

		1,221,783

	India — 2.3%
3,622	HDFC Bank Ltd., ADR	471,150
3,264	Infosys Technologies Ltd.	181,910
12,357	Infosys Technologies Ltd., Sponsored ADR	682,971

		1,336,031

	Israel — 0.6%
5,995	Teva Pharmaceutical Industries Ltd., Sponsored ADR	336,799

	Italy — 1.7%
18,329	ENI SpA	466,763
15,843	Saipem SpA	546,749

		1,013,512

	Japan — 11.3%
39,000	Bank of Yokohama (The) Ltd.	177,819
6,800	Canon, Inc.	289,261
4,500	FANUC Ltd.	419,409
2,300	Fast Retailing Co. Ltd.	432,261
398	Jupiter Telecommunications Co. Ltd.	393,831
19,000	NGK Insulators Ltd.	415,519
1,300	Nintendo Co. Ltd.	310,488
38,800	Nomura Holdings, Inc.	288,543
8,900	Seven & I Holdings Co. Ltd.	181,724
14,800	Shin-Etsu Chemical Co. Ltd.	835,583
19,200	Shionogi & Co. Ltd.	416,281
105	Sony Financial Holdings, Inc.	273,255
23,100	Sumitomo Corp.	235,221
52,000	Sumitomo Trust & Banking Co. Ltd.	255,322
16,600	THK Co. Ltd.	295,195
15,200	Toyota Motor Corp.	640,847
9,340	Yamada Denki Co. Ltd.	630,091

		6,490,650

See accompanying notes to financial statements.

INTERNATIONAL CORE FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of December 31, 2009

Shares	Description	Value(†)

	Korea — 2.5%
8,217	KB Financial Group, Inc., ADR	$417,834
2,862	Samsung Electronics Co. Ltd., GDR, (Registered), 144A	1,001,700

		1,419,534

	Luxembourg — 0.8%
6,143	Millicom International Cellular SA	453,169

	Mexico — 1.4%
9,203	America Movil SAB de CV, Series L, ADR	432,357
8,674	Wal-Mart de Mexico SA de CV, Series V, Sponsored ADR	389,896

		822,253

	Norway — 0.6%
22,321	Subsea 7, Inc.(b)	369,600

	Portugal — 0.6%
28,517	Portugal Telecom SGPS SA, (Registered)	347,967

	Russia — 2.4%
27,018	Gazprom, Sponsored ADR	688,959
5,348	LUKOIL, Sponsored ADR	306,441
29,292	MMC Norilsk Nickel, ADR(b)	420,340

		1,415,740

	Singapore — 0.7%
36,000	DBS Group Holdings Ltd.	391,355

	South Africa — 0.5%
18,175	MTN Group Ltd.	289,280

	Spain — 3.4%
52,347	Banco Santander Central Hispano SA	865,017
18,098	Gamesa Corp., Tecnologica SA	304,902
4,484	Industria de Diseno Textil SA	280,037
17,996	Telefonica SA	503,691

		1,953,647

	Sweden — 0.9%
22,133	Atlas Copco AB, Class A	325,352
19,078	Telefonaktiebolaget LM Ericsson, Class B	175,633

		500,985

	Switzerland — 8.4%
44,628	ABB Ltd., (Registered)	859,951
15,270	Credit Suisse Group, (Registered)	756,496
18,244	Logitech International SA, (Registered)(b)	311,972
2,669	Lonza Group AG, (Registered)	188,055
18,739	Nestle SA, (Registered)	909,471
11,430	Novartis AG, (Registered)	624,183
5,031	Roche Holding AG	860,366
1,101	Syngenta AG, (Registered)	310,931

		4,821,425

	Taiwan — 0.7%
34,686	Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR	396,808

	United Kingdom — 14.6%
160,308	ARM Holdings PLC	457,750
27,306	Autonomy Corp. PLC(b)	663,111
79,002	Barclays PLC	348,120
18,850	BG Group PLC	340,361
22,318	BHP Billiton PLC	711,498
36,570	British Sky Broadcasting PLC	330,330

Shares	Description	Value(†)

	United Kingdom — continued
392,136	DSG International PLC(b)	$229,830
31,742	Eurasian Natural Resources Corp.	464,943
33,766	HSBC Holdings PLC	384,086
82,073	ICAP PLC	566,062
88,090	Man Group PLC	434,756
52,596	Prudential PLC	538,387
33,299	Smith & Nephew PLC	342,527
31,977	Standard Chartered PLC	807,289
101,963	Tesco PLC	703,421
17,448	Vedanta Resources PLC	729,778
15,131	Vodafone Group PLC, Sponsored ADR	349,375

		8,401,624

	Total Common Stocks (Identified Cost $47,918,148)	56,939,158

Preferred Stocks — 0.5%
	Germany — 0.5%
5,898	Henkel AG & Co. KGaA (Identified Cost $195,291)	309,722

Principal Amount
Short-Term Investments — 0.5%
$272,096	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2009 at 0.000% to be repurchased at $272,096 on 1/04/2010, collateralized by $280,000 Federal National Mortgage Association, 3.000% due 5/12/2014 with a value of $281,750 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $272,096)	272,096

	Total Investments — 99.8% (Identified Cost $48,385,535)(a)	57,520,976
	Other assets less liabilities—0.2%	108,550

	Net Assets — 100.0%	$57,629,526

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information: At December 31, 2009, the net unrealized appreciation on investments based on a cost of $52,370,621 for federal income tax purposes was as follows: Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$7,153,869
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(2,003,514)

	Net unrealized appreciation	$5,150,355

(b)	Non-income producing security.

144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2009, the value of this security amounted to $1,001,700 or 1.7% of net assets.

See accompanying notes to financial statements.

INTERNATIONAL CORE FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of December 31, 2009

ADR/GDR	An American Depositary Receipt or Global Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs and GDRs are significantly influenced by trading on exchanges not located in the United States.

Industry Summary at December 31, 2009 (Unaudited)

Commercial Banks	14.7%
Metals & Mining	9.6
Oil, Gas & Consumable Fuels	9.1
Pharmaceuticals	5.3
Insurance	4.4
Capital Markets	4.1
Machinery	3.6
Specialty Retail	3.5
Chemicals	3.4
Food & Staples Retailing	3.2
Semiconductors & Semiconductor Equipment	3.2
Software	3.0
Electrical Equipment	2.7
Wireless Telecommunication Services	2.6
Food Products	2.5
Diversified Telecommunication Services	2.4
Other Investments, less than 2% each	22.0
Short-Term Investments	0.5

Total Investments	99.8
Other assets less liabilities	0.2

Net Assets	100.0%

Currency Exposure at December 31, 2009 as a Percentage of Net Assets (Unaudited)

United States Dollar	23.5%
Euro	20.0
British Pound	13.3
Hong Kong Dollar	12.5
Japanese Yen	11.3
Swiss Franc	7.8
Australian Dollar	4.7
Canadian Dollar	2.0
Other, less than 2% each	4.7

Total Investments	99.8
Other assets less liabilities	0.2

Net Assets	100.0%

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2009

	International Value Fund	Emerging Markets Fund	International Growth Fund	International Core Fund
ASSETS
Investments at cost	$79,437,641	$38,499,545	$552,094,437	$48,385,535
Net unrealized appreciation	16,686,677	8,846,961	89,509,468	9,135,441

Investments at value	96,124,318	47,346,506	641,603,905	57,520,976
Cash	—	—	—	98,814
Foreign currency at value (identified cost $8,133, $273,060, $93,728 and $6,684)	8,232	277,628	95,150	6,754
Due from custodian (Note 2)	—	—	—	15,903
Receivable for Fund shares sold	198,707	—	84,026	—
Receivable for securities sold	—	—	2,781,416	43,040
Receivable from investment advisor (Note 5)	—	15,671	—	8,092
Dividends receivable	89,459	70,657	583,399	53,109
Tax reclaims receivable	169,805	3,995	490,893	63,298
Foreign tax rebate receivable (Note 2)	—	88,257	—	—

TOTAL ASSETS	96,590,521	47,802,714	645,638,789	57,809,986

LIABILITIES
Payable for securities purchased	—	—	927,090	40,142
Payable for Fund shares redeemed	23,286	—	140,027	—
Due to broker (Note 2)	—	—	—	15,903
Management fees payable (Note 5)	65,234	39,785	409,219	36,400
Deferred Trustees’ fees (Note 5)	23,832	22,362	32,973	21,720
Administrative fees payable (Note 5)	3,937	1,930	26,470	2,354
Foreign taxes payable (Note 2)	—	—	92,795	—
Other accounts payable and accrued expenses	87,539	66,701	69,702	63,941

TOTAL LIABILITIES	203,828	130,778	1,698,276	180,460

NET ASSETS	$96,386,693	$47,671,936	$643,940,513	$57,629,526

NET ASSETS CONSIST OF:
Paid-in capital	$115,328,093	$49,529,543	$847,426,812	$74,461,287
Undistributed net investment income (Distributions in excess of net investment income)	95,041	(92,944)	116,471	(24,172)
Accumulated net realized loss on investments and foreign currency transactions	(35,732,037)	(10,706,065)	(293,043,804)	(25,946,339)
Net unrealized appreciation on investments and foreign currency translations	16,695,596	8,941,402	89,441,034	9,138,750

NET ASSETS	$96,386,693	$47,671,936	$643,940,513	$57,629,526

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Institutional Class:
Net assets	$17,917,137	$47,028,471	$633,958,204	$55,074,668

Shares of beneficial interest	2,147,932	21,238,110	42,208,914	5,831,419

Net asset value, offering price and redemption price per share	$8.34	$2.21	$15.02	$9.44

Advisor Class:
Net assets	$78,469,556	$643,465	$9,982,309	$2,554,858

Shares of beneficial interest	9,443,924	293,806	665,006	270,096

Net asset value, offering price and redemption price per share	$8.31	$2.19	$15.01	$9.46

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2009

	International Value Fund	Emerging Markets Fund	International Growth Fund	International Core Fund
INVESTMENT INCOME
Dividends	$5,244,672	$1,159,398	$12,255,809	$1,586,317
Interest	31,121	—	—	5,857
Less net foreign taxes withheld	(559,747)	(143,552)	(1,184,497)	(157,814)

	4,716,046	1,015,846	11,071,312	1,434,360

Expenses
Management fees (Note 5)	1,141,923	444,604	4,145,473	418,021
Trustees’ fees and expenses (Note 5)	18,119	16,511	26,238	16,122
Administrative fees (Note 5)	75,684	21,888	273,636	27,674
Custodian fees and expenses	126,982	137,350	239,469	101,469
Transfer agent fees and expenses (Notes 5 and 6)	107,134	2,449	10,513	2,698
Audit and tax services fees	50,397	50,324	50,499	50,378
Legal fees	3,850	1,077	13,687	1,371
Shareholder reporting expenses	21,212	174	7,277	1,020
Registration fees	42,489	40,744	46,607	40,950
Fee/expense recovery	—	—	—	257
Miscellaneous expenses	18,099	27,634	47,410	20,928

Total expenses	1,605,889	742,755	4,860,809	680,888
Less fee reduction and/or expense reimbursement (Note 5)	(14,747)	(153,609)	—	(65,547)

Net expenses	1,591,142	589,146	4,860,809	615,341

Net investment income	3,124,904	426,700	6,210,503	819,019

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	(26,884,782)	(5,037,233)	(186,778,181)	(16,918,495)
Foreign currency transactions	(189,103)	(59,247)	(284,306)	9,256
Net change in unrealized appreciation (depreciation) on:
Investments	80,432,093	29,788,504	401,245,419	37,297,910
Foreign currency translations	(9,147)	7,613	(13,720)	3,418

Net realized and unrealized gain on investments and foreign currency transactions	53,349,061	24,699,637	214,169,212	20,392,089

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$56,473,965	$25,126,337	$220,379,715	$21,211,108

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	International Value Fund		Emerging Markets Fund
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
FROM OPERATIONS:
Net investment income	$3,124,904	$4,604,751	$426,700	$1,454,304
Net realized gain (loss) on investments and foreign currency transactions	(27,073,885)	3,402,704	(5,096,480)	13,077,409
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	80,422,946	(126,574,105)	29,796,117	(78,558,932)

Net increase (decrease) in net assets resulting from operations	56,473,965	(118,566,650)	25,126,337	(64,027,219)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Institutional Class	(798,212)	(892,880)	(420,528)	(1,167,226)
Advisor Class	(1,814,053)	(434,300)	(4,603)	(2,361)
Net realized capital gain
Institutional Class	—	(21,926,211)	—	(39,343,764)
Advisor Class	—	(4,830,042)	—	(50,799)

Total distributions	(2,612,265)	(28,083,433)	(425,131)	(40,564,150)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 10)	(122,744,840)	39,166,769	(15,308,019)	(76,387,305)

Net increase (decrease) in net assets	(68,883,140)	(107,483,314)	9,393,187	(180,978,674)
NET ASSETS
Beginning of the year	165,269,833	272,753,147	38,278,749	219,257,423

End of the year	$96,386,693	$165,269,833	$47,671,936	$38,278,749

UNDISTRIBUTED NET INVESTMENT INCOME (DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME)	$95,041	$(1,559,858)	$(92,944)	$(35,767)

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	International Growth Fund		International Core Fund
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
FROM OPERATIONS:
Net investment income	$6,210,503	$13,142,535	$819,019	$1,251,802
Net realized loss on investments and foreign currency transactions	(187,062,487)	(106,702,548)	(16,909,239)	(8,734,887)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	401,231,699	(459,471,578)	37,301,328	(39,771,300)

Net increase (decrease) in net assets resulting from operations	220,379,715	(553,031,591)	21,211,108	(47,254,385)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Institutional Class	(6,099,483)	(11,767,636)	(881,890)	(724,798)
Advisor Class	(82,548)	(22,136)	(34,383)	(2,654)
Net realized capital gain
Institutional Class	—	(9,500,198)	—	(1,619,335)
Advisor Class	—	(15,531)	—	(53,272)

Total distributions	(6,182,031)	(21,305,501)	(916,273)	(2,400,059)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 10)	(112,636,545)	206,827,851	(22,703,611)	38,331,856

Net increase (decrease) in net assets	101,561,139	(367,509,241)	(2,408,776)	(11,322,588)
NET ASSETS
Beginning of the year	542,379,374	909,888,615	60,038,302	71,360,890

End of the year	$643,940,513	$542,379,374	$57,629,526	$60,038,302

UNDISTRIBUTED NET INVESTMENT INCOME (DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME)	$116,471	$310,239	$(24,172)	$(76,090)

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

	International Value Fund - Institutional Class
	Year Ended December 31, 2009		Year Ended December 31, 2008		Year Ended December 31, 2007		Year Ended December 31, 2006		Year Ended December 31, 2005
Net asset value, beginning of the period	$6.18		$12.77		$12.95		$13.58		$11.82

Income from Investment Operations:
Net investment income(a)	0.15		0.24		0.25		0.23		0.20
Net realized and unrealized gain (loss)	2.22		(5.45)		1.65		2.88		1.80

Total from Investment Operations	2.37		(5.21)		1.90		3.11		2.00

Less Distributions From:
Net investment income	(0.21)		(0.06)		(0.63)		(0.32)		(0.27)
Net realized capital gain	—		(1.32)		(1.45)		(3.42)		—

Total Distributions	(0.21)		(1.38)		(2.08)		(3.74)		(0.27)
Transaction fees(b)	—		—		—		—		0.03

Net asset value, end of the period	$8.34		$6.18		$12.77		$12.95		$13.58

Total return(c)	38.28%		(43.37)%		14.75%		24.40%		17.15%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$17,917		$106,435		$262,572		$284,022		$246,919
Net expenses(d)	0.97	%(e)	0.94	%(e)	0.93	%(e)	0.99	%(g)	1.00	%(e)(f)
Gross expenses(d)	0.97%		0.94%		0.94%		0.99	%(g)	1.05%
Net investment income(d)	2.30%		2.33%		1.76%		1.60%		1.62	%(h)
Portfolio turnover rate	45%		69%		47%		46%		37%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Prior to September 1, 2005, these amounts represent proceeds from a 0.50% fee on redemptions. Effective September 1, 2005, these amounts represent proceeds from a 2.00% fee on any redemption of Fund shares within 60 days of their purchase. Effective September 11, 2006, the Board of Trustees voted to temporarily suspend the 2.00% redemption fee until April 16, 2007. Effective March 1, 2007, the Board of Trustees voted to permanently eliminate the 2.00% redemption fee.
(c)	Had certain expenses not been reduced during the period, if applicable, total returns would have been lower. Periods of less than one year, if applicable, are not annualized.
(d)	Computed on an annualized basis for periods less than one year, if applicable.
(e)	The investment adviser and/or administrator contractually agreed to reimburse a portion of the Fund’s expenses and/or reduce its fees during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.
(f)	The investment adviser voluntarily agreed to reimburse a portion of the Fund’s expenses and/or reduce its management fee during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.
(g)	Includes fee/expense recovery of 0.01%.
(h)	Had certain expenses not been voluntarily reduced during the period, the Fund’s net investment income ratio would have been 1.59%.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period.

	International Value Fund - Advisor Class
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2005(a)
Net asset value, beginning of the period	$6.17	$12.75	$12.94	$13.58	$12.84

Income from Investment Operations:
Net investment income(b)	0.12	0.15	0.22	0.15	0.02
Net realized and unrealized gain (loss)	2.22	(5.36)	1.65	2.94	0.97

Total from Investment Operations	2.34	(5.21)	1.87	3.09	0.99

Less Distributions From:
Net investment income	(0.20)	(0.05)	(0.61)	(0.31)	(0.25)
Net realized capital gain	—	(1.32)	(1.45)	(3.42)	—

Total Distributions	(0.20)	(1.37)	(2.06)	(3.73)	(0.25)

Net asset value, end of the period	$8.31	$6.17	$12.75	$12.94	$13.58

Total return(c)	38.09%	(43.50)%	14.51%	24.23%	7.72%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$78,470	$58,834	$10,181	$5,135	$378
Net expenses(d)(e)	1.15%	1.15%	1.15%	1.15%	1.15%
Gross expenses(e)	1.17%	1.23%	1.82%	2.59%	17.23%
Net investment income (e)	1.72%	1.85%	1.53%	1.07%	0.66%
Portfolio turnover rate	45%	69%	47%	46%	37%

(a)	From commencement of Class operations on September 13, 2005 through December 31, 2005.
(b)	Per share net investment income has been calculated using the average shares outstanding during the period.
(c)	Had certain expenses not been reduced during the period, if applicable, total returns would have been lower. Periods of less than one year, if applicable, are not annualized.
(d)	The investment adviser and/or administrator contractually agreed to reimburse a portion of the Fund’s expenses and/or reduce its fees during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year, if applicable.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period.

	Emerging Markets Fund - Institutional Class
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2005
Net asset value, beginning of the period	$1.29	$6.16	$8.30	$9.21	$10.05

Income from Investment Operations:
Net investment income (a)	0.02	0.05	0.07	0.19	0.16
Net realized and unrealized gain (loss)	0.92	(2.96)	2.46	2.29	2.73

Total from Investment Operations	0.94	(2.91)	2.53	2.48	2.89

Less Distributions From:
Net investment income	(0.02)	(0.08)	(0.07)	(0.22)	(0.21)
Net realized capital gain	—	(1.88)	(4.60)	(3.17)	(3.63)

Total Distributions	(0.02)	(1.96)	(4.67)	(3.39)	(3.84)
Transaction fees(b)(c)	—	—	—	0.00	0.11

Net asset value, end of the period	$2.21	$1.29	$6.16	$8.30	$9.21

Total return(d)	72.96%	(51.64)%	30.73%	27.77%	30.97%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$47,028	$38,191	$219,241	$307,442	$327,742
Net expenses (e)(f)	1.32%	1.25%	1.25%	1.25%	1.25	%(g)
Gross expenses (e)	1.67%	1.36%	1.32%	1.35%	1.39%
Net investment income (e)	0.96%	1.11%	0.74%	1.96%	1.56	%(h)
Portfolio turnover rate	57%	65%	59%	64%	45%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Prior to September 1, 2005, these amounts represent proceeds from a 0.50% fee on redemptions. Effective September 1, 2005, these amounts represent proceeds from a 2.00% fee on any redemption of Fund shares within 60 days of their purchase. Effective September 11, 2006, the Board of Trustees voted to temporarily suspend the 2.00% redemption fee until April 16, 2007. Effective March 1, 2007, the Board of Trustees voted to permanently eliminate the 2.00% redemption fee.
(d)	Had certain expenses not been reduced during the period, if applicable, total returns would have been lower. Periods of less than one year, if applicable, are not annualized.
(e)	Computed on an annualized basis for period less than one year, if applicable.
(f)	The investment adviser and/or administrator contractually agreed to reimburse a portion of the Fund’s expenses and/or reduce its fees during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.
(g)	The investment adviser voluntarily agreed to reimburse a portion of the Fund’s expenses and/or reduce its management fee during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.
(h)	Had certain expenses not been voluntarily reduced during the period, the Fund’s net investment income ratio would have been 1.46%.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period.

	Emerging Markets Fund - Advisor Class
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2005(a)
Net asset value, beginning of the period	$1.28	$6.13	$8.28	$9.21	$11.24

Income from Investment Operations:
Net investment income (loss) (b)	0.01	0.04	0.05	0.17	(0.01)
Net realized and unrealized gain (loss)	0.92	(2.94)	2.46	2.28	1.38

Total from Investment Operations	0.93	(2.90)	2.51	2.45	1.37

Less Distributions From:
Net investment income	(0.02)	(0.07)	(0.06)	(0.21)	(0.20)
Net realized capital gain	—	(1.88)	(4.60)	(3.17)	(3.20)

Total Distributions	(0.02)	(1.95)	(4.66)	(3.38)	(3.40)

Net asset value, end of the period	$2.19	$1.28	$6.13	$8.28	$9.21

Total return(c)	72.57%	(51.61)%	30.46%	27.56%	12.15%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$643	$87	$17	$1	$1
Net expenses (d)(e)	1.49%	1.40%	1.40%	1.40%	1.40%
Gross expenses (e)	1.94%	2.39%	334.55%	1,433.82%	1,636.33%
Net investment income (loss) (e)	0.63%	0.99%	0.47%	1.74%	(0.32)%
Portfolio turnover rate	57%	65%	59%	64%	45%

(a)	From commencement of Class operations on September 13, 2005 through December 31, 2005.
(b)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(c)	Had certain expenses not been reduced during the period, if applicable, total returns would have been lower. Periods of less than one year, if applicable, are not annualized.
(d)	The investment adviser and/or administrator contractually agreed to reimburse a portion of the Fund’s expenses and/or reduce its fees during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year, if applicable.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period.

	International Growth Fund - Institutional Class
	Year Ended December 31, 2009		Year Ended December 31, 2008		Year Ended December 31, 2007		Year Ended December 31, 2006		Year Ended December 31, 2005
Net asset value, beginning of the period	$9.97		$20.66		$18.59		$15.87		$13.83

Income from Investment Operations:
Net investment income(a)	0.14		0.25		0.15		0.13		0.11
Net realized and unrealized gain (loss)	5.06		(10.52)		3.40		3.55		2.21

Total from Investment Operations	5.20		(10.27)		3.55		3.68		2.32

Less Distributions From:
Net investment income	(0.15)		(0.22)		(0.11)		(0.17)		(0.12)
Net realized capital gain	—		(0.20)		(1.37)		(0.79)		(0.19)

Total Distributions	(0.15)		(0.42)		(1.48)		(0.96)		(0.31)
Transaction fees(b)(c)	—		—		—		0.00		0.03

Net asset value, end of the period	$15.02		$9.97		$20.66		$18.59		$15.87

Total return(d)	52.20%		(50.10)%		19.15%		23.27%		17.09%
Ratios to Average Net Assets:
Net assets, end of the period (000's)	$633,958		$541,198		$908,350		$567,717		$208,374
Net expenses(e)	0.88	%(f)	0.84	%(f)(g)	0.88	%(f)	0.93	%(h)	1.00	%(g)(f)
Gross expenses(e)	0.88%		0.86%		0.89%		0.93	%(h)	1.14%
Net investment income(e)	1.13%		1.58%		0.71%		0.75%		0.71	%(i)
Portfolio turnover rate	50%		69%		52%		54%		38%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Prior to July 5, 2005, these amounts represent proceeds from a 0.50% fee on purchases and redemptions. Effective July 5, 2005, the purchase fee has been discontinued. Effective September 1, 2005, these amounts represent proceeds from a 2.00% fee on any redemption of Fund shares within 60 days of their purchase. Effective September 11, 2006, the Board of Trustees voted to temporarily suspend the 2.00% redemption fee until April 16, 2007. Effective March 1, 2007, the Board of Trustees voted to permanently eliminate the 2.00% redemption fee.
(c)	Amount rounds to less than $0.01 per share, if applicable.
(d)	Had certain expenses not been reduced during the period, if applicable, total returns would have been lower. Periods of less than one year, if applicable, are not annualized.
(e)	Computed on an annualized basis for periods less than one year, if applicable.
(f)	The investment adviser and/or administrator contractually agreed to reimburse a portion of the Fund’s expenses and/or reduce its fees during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.
(g)	The investment adviser voluntarily agreed to reimburse a portion of the Fund’s expenses and/or reduce its management fee during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.
(h)	Includes fee/expense recovery of less than 0.01%.
(i)	Had certain expenses not been voluntarily reduced during the period, the Fund’s net investment income ratio would have been 0.60%.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period.

	International Growth Fund - Advisor Class
	Year Ended December 31, 2009	Year Ended December 31, 2008		Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2005(a)
Net asset value, beginning of the period	$9.96	$20.62		$18.56	$15.87	$15.22

Income from Investment Operations:
Net investment income(b)	0.07	0.19		0.12	0.14	0.02
Net realized and unrealized gain (loss)	5.12	(10.47)		3.36	3.50	0.85

Total from Investment Operations	5.19	(10.28)		3.48	3.64	0.87

Less Distributions From:
Net investment income	(0.14)	(0.18)		(0.05)	(0.16)	(0.10)
Net realized capital gain	—	(0.20)		(1.37)	(0.79)	(0.12)

Total Distributions	(0.14)	(0.38)		(1.42)	(0.95)	(0.22)
Transaction fees(c)(d)	—	—		—	0.00	—

Net asset value, end of the period	$15.01	$9.96		$20.62	$18.56	$15.87

Total return(e)	52.15%	(50.25)%		18.81%	22.98%	5.72%
Ratios to Average Net Assets:
Net assets, end of the period (000's)	$9,982	$1,181		$1,539	$770	$150
Net expenses(h)(i)	1.04%	1.15	%(f)(g)	1.15%	1.15%	1.15%
Gross expenses(i)	1.04%	1.17	%(f)	2.02%	8.16%	21.76%
Net investment income (i)	0.51%	1.22%		0.58%	0.78%	0.35%
Portfolio turnover rate	50%	69%		52%	54%	38%

(a)	From commencement of Class operations on September 13, 2005 through December 31, 2005.
(b)	Per share net investment income has been calculated using the average shares outstanding during the period.
(c)	These amounts represent proceeds from a 2.00% fee on any redemption of Fund shares within 60 days of their purchase. Effective September 11, 2006, the Board of Trustees voted to temporarily suspend the 2.00% redemption fee until April 16, 2007. Effective March 1, 2007, the Board of Trustees voted to permanently eliminate the 2.00% redemption fee.
(d)	Amount rounds to less than $0.01 per share, if applicable.
(e)	Had certain expenses not been reduced during the period, if applicable, total returns would have been lower. Periods of less than one year, if applicable, are not annualized.
(f)	Includes fee/expense recovery of 0.21%.
(g)	The investment adviser voluntarily agreed to reimburse a portion of the Fund’s expenses and/or reduce its management fee during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.
(h)	The investment adviser and/or administrator contractually agreed to reimburse a portion of the Fund’s expenses and/or reduce its fees during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.
(i)	Computed on an annualized basis for periods less than one year, if applicable.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period.

	International Core Fund - Institutional Class
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2005(a)
Net asset value, beginning of the period	$6.59	$12.95	$12.51	$10.71	$10.00

Income from Investment Operations:
Net investment income(b)	0.11	0.17	0.15	0.13	0.02
Net realized and unrealized gain (loss)	2.89	(6.18)	1.93	2.45	0.70

Total from Investment Operations	3.00	(6.01)	2.08	2.58	0.72

Less Distributions From:
Net investment income	(0.15)	(0.08)	(0.29)	(0.19)	(0.01)
Net realized capital gain	—	(0.27)	(1.35)	(0.59)	—

Total Distributions	(0.15)	(0.35)	(1.64)	(0.78)	(0.01)

Net asset value, end of the period	$9.44	$6.59	$12.95	$12.51	$10.71

Total return(c)	45.61%	(47.26)%	16.74%	24.23%	7.24%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$55,075	$59,615	$69,590	$60,176	$39,151
Net expenses(d)(e)	1.10%	1.00%	1.00%	1.00%	1.00%
Gross expenses(e)	1.22%	1.13%	1.19%	1.22%	1.49%
Net investment income(e)	1.49%	1.73%	1.14%	1.11%	0.62%
Portfolio turnover rate	45%	62%	63%	55%	10%

(a)	From commencement of Class operations on September 13, 2005 through December 31, 2005.
(b)	Per share net investment income has been calculated using the average shares outstanding during the period.
(c)	Had certain expenses not been reduced during the period, if applicable, total returns would have been lower. Periods of less than one year, if applicable, are not annualized.
(d)	The investment adviser and/or administrator contractually agreed to reimburse a portion of the Fund’s expenses and/or reduce its fees during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year, if applicable.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period.

	International Core Fund - Advisor Class
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2005(a)
Net asset value, beginning of the period	$6.60	$12.91	$12.49	$10.71	$10.00

Income from Investment Operations:
Net investment income(b)	0.05	0.21	0.12	0.01	0.02
Net realized and unrealized gain (loss)	2.95	(6.21)	1.94	2.54	0.70

Total from Investment Operations	3.00	(6.00)	2.06	2.55	0.72

Less Distributions From:
Net investment income	(0.14)	(0.04)	(0.29)	(0.18)	(0.01)
Net realized capital gain	—	(0.27)	(1.35)	(0.59)	—

Total Distributions	(0.14)	(0.31)	(1.64)	(0.77)	(0.01)

Net asset value, end of the period	$9.46	$6.60	$12.91	$12.49	$10.71

Total return(c)	45.58%	(47.33)%	16.53%	23.95%	7.19%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$2,555	$423	$1,771	$608	$1
Net expenses(d)(e)	1.29%	1.15%	1.15%	1.15%	1.15%
Gross expenses(e)	1.40%	1.31%	2.88%	12.16%	1,673.31%
Net investment income(e)	0.56%	1.92%	0.87%	0.04%	0.51%
Portfolio turnover rate	45%	62%	63%	55%	10%

(a)	From commencement of Class operations on September 13, 2005 through December 31, 2005.
(b)	Per share net investment income has been calculated using the average shares outstanding during the period.
(c)	Had certain expenses not been reduced during the period, if applicable, total returns would have been lower. Periods of less than one year, if applicable, are not annualized.
(d)	The investment adviser and/or administrator contractually agreed to reimburse a portion of the Fund’s expenses and/or reduce its fees during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year, if applicable.

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2009

1.  Organization.  Hansberger International Series (the “Trust”), is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (“1940 Act”) as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The following funds (each individually referred to as a “Fund” and collectively as the “Funds”) are included in this report.

International Value Fund

Emerging Markets Fund

International Growth Fund

International Core Fund

Each Fund offers Institutional Class and Advisor Class shares.

Most expenses of the Trust can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the Funds in the Trust. Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including transfer agent fees applicable to such class). Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate dividends from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions that have occurred through February 22, 2010, the date the financial statements were issued, and noted no items requiring recognition in the financial statements or additional disclosures in the Notes to Financial Statements.

a.  Valuation.  Equity securities, including shares of closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the investment adviser and approved by the Board of Trustees. Such pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) are generally valued on the basis of evaluated bids furnished to the Funds by a pricing service recommended by the investment adviser and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. In instances where broker-dealer bid quotations are not available, certain securities held by the Funds may be valued on the basis of a price provided by a principal market maker. Forward foreign currency contracts are valued utilizing interpolated prices determined from information provided by an independent pricing service. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ investment adviser using consistently applied procedures under the general supervision of the Board of Trustees. Investments in other open-end investment companies are valued at the net asset value each day.

The Funds may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities may be fair valued on a daily basis pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2009

significant events that occur after the close of the foreign market and before the Funds calculate their net asset values. At December 31, 2009, the following percentages of the Funds’ total market value of investments were fair valued pursuant to procedures approved by the Board of Trustees:

Fund	Percentage
International Value Fund	84%
Emerging Markets Fund	59%
International Growth Fund	74%
International Core Fund	74%

b.  Security Transactions and Related Investment Income.  Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class-specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

Each Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts.  Each Fund may enter into forward foreign currency contracts. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell generally are used to hedge a fund’s investments against currency fluctuation. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At December 31, 2009, there were no open forward foreign currency contracts.

e.  Federal and Foreign Income Taxes.  The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2009

investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of December 31, 2009 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable, and are reflected as foreign taxes payable on the Statements of Assets and Liabilities. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities.

f.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes for items such as gains realized from passive foreign investment companies, redemptions in-kind, foreign capital gains tax refunds, distributions in excess of ordinary income, foreign currency gains and losses and adjustments related to loss limitations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, foreign capital gains tax refunds, securities lending collateral gain/loss adjustments and wash sales. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the fiscal years ended December 31, 2009 and December 31, 2008 was as follows:

	2009 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total
International Value Fund	$2,612,265	$—	$2,612,265
Emerging Markets Fund	425,131	—	425,131
International Growth Fund	6,182,031	—	6,182,031
International Core Fund	916,273	—	916,273

	2008 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total
International Value Fund	$2,124,737	$25,958,696	$28,083,433
Emerging Markets Fund	1,807,963	38,756,187	40,564,150
International Growth Fund	15,552,673	5,752,828	21,305,501
International Core Fund	1,072,791	1,327,268	2,400,059

Differences between these amounts and those reported in the Statements of Changes in Net Assets, if any, are primarily attributable to different book and tax treatment for short-term capital gains.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2009

As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:

	International Value Fund	Emerging Markets Fund	International Growth Fund	International Core Fund
Undistributed ordinary income	$118,873	$18,175	$149,446	$—
Undistributed long-term capital gains	—	—	—	—

Total undistributed earnings	118,873	18,175	149,446	—
Capital loss carryforward:
Expires December 31, 2016	—	—	(45,636,200)	(1,901,864)*
Expires December 31, 2017	(31,106,937)*	(9,639,102)	(212,008,563)	(19,893,224)*

Total capital loss carryforwards	(31,106,937)	(9,639,102)	(257,644,763)	(21,795,088)
Deferred net capital losses (post-October 2009)	—	—	—	(166,165)
Deferred net currency losses (post-October 2009)	—	—	—	(2,452)
Unrealized appreciation (depreciation)	12,070,496	7,874,439	54,041,992	5,153,664

Total accumulated earnings (losses)	$(18,917,568)	$(1,746,488)	$(203,453,325)	$(16,810,041)

* The capital loss carryforwards on the International Value Fund and International Core Fund are subject to limitations.

g.  Repurchase Agreements.  It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. The repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities.

h.  Securities Lending.  The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. government securities, sovereign debt issued by non-U.S. governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

As of December 31, 2009, there were no securities on loan. Excess collateral in the amount of $15,903, related to terminated loans with a bankrupt borrower, is held by State Street Bank on behalf of International Core Fund. This amount is expected to be returned to the bankruptcy administrator before the end of the Fund’s next fiscal year end.

i.  Indemnifications.  Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets or liabilities;

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2009

—

Level 2 — prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.);

—

Level 3 — prices determined using significant unobservable inputs for situations where quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2009, at value:

International Value Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$3,840,861	$—	$3,840,861
Brazil	4,790,741	—	—	4,790,741
Canada	2,662,443	—	—	2,662,443
China	—	10,821,600	—	10,821,600
Denmark	—	931,769	—	931,769
France	—	12,118,906	—	12,118,906
Germany	—	4,965,817	—	4,965,817
India	1,617,919	—	—	1,617,919
Italy	—	2,275,652	—	2,275,652
Japan	—	11,671,893	—	11,671,893
Korea	—	3,073,223	—	3,073,223
Mexico	1,444,588	—	—	1,444,588
Norway	—	1,234,924	—	1,234,924
Portugal	—	1,153,403	—	1,153,403
Russia	3,525,565	—	—	3,525,565
Singapore	—	1,321,910	—	1,321,910
Spain	—	2,507,469	—	2,507,469
Sweden	—	581,601	—	581,601
Switzerland	—	8,810,774	—	8,810,774
Taiwan	—	1,356,198	—	1,356,198
United Kingdom	—	13,061,392	—	13,061,392

Total Common Stocks	14,041,256	79,727,392	—	93,768,648

Preferred Stocks (a)	—	1,026,631	—	1,026,631
Short-Term Investments	—	1,329,039	—	1,329,039

Total	$14,041,256	$82,083,062	$—	$96,124,318

(a)	Major categories of the Fund’s investments are included in the Portfolio of Investments.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2009

Emerging Markets Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Brazil	$8,966,741	$—	$—	$8,966,741
China	—	9,405,308	—	9,405,308
Egypt	—	242,587	—	242,587
India	—	3,155,099	—	3,155,099
Indonesia	—	913,325	—	913,325
Israel	221,911	—	—	221,911
Korea	267,894	5,314,163	—	5,582,057
Malaysia	—	456,910	—	456,910
Mexico	3,220,431	—	—	3,220,431
Peru	446,177	—	—	446,177
Russia	4,160,429	224,177	—	4,384,606
South Africa	—	2,481,779	—	2,481,779
Taiwan	—	4,718,960	—	4,718,960
Turkey	—	342,641	—	342,641
United Kingdom	—	898,831	—	898,831

Total Common Stocks	17,283,583	28,153,780	—	45,437,363

Preferred Stocks (a)	1,081,854	—	—	1,081,854
Short-Term Investments	—	827,289	—	827,289

Total	$18,365,437	$28,981,069	$—	$47,346,506

(a)	Major categories of the Fund’s investments are included in the Portfolio of Investments.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2009

International Growth Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$34,801,672	$—	$34,801,672
Belgium	—	7,296,631	—	7,296,631
Brazil	32,447,446	—	—	32,447,446
Canada	41,298,829	—	—	41,298,829
Chile	6,560,586	—	—	6,560,586
China	6,846,788	52,040,384	—	58,887,172
Denmark	—	15,042,231	—	15,042,231
France	6,569,864	46,749,440	—	53,319,304
Germany	6,818,672	29,967,143	—	36,785,815
Hong Kong	—	27,059,924	—	27,059,924
India	10,430,465	8,311,499	—	18,741,964
Israel	7,455,816	—	—	7,455,816
Italy	—	7,320,666	—	7,320,666
Japan	—	65,549,579	—	65,549,579
Korea	10,675,700	—	—	10,675,700
Luxembourg	10,106,195	—	—	10,106,195
Mexico	8,631,119	—	—	8,631,119
Russia	7,891,715	—	—	7,891,715
South Africa	—	6,403,558	—	6,403,558
Spain	—	26,650,459	—	26,650,459
Sweden	—	7,202,139	—	7,202,139
Switzerland	6,906,091	41,128,044	—	48,034,135
United Kingdom	—	99,515,558	—	99,515,558

Total Common Stocks	162,639,286	475,038,927	—	637,678,213

Exchange Traded Funds (a)	3,533,672	—	—	3,533,672
Short-Term Investments	—	392,020	—	392,020

Total	$166,172,958	$475,430,947	$—	$641,603,905

(a)	Major categories of the Fund’s investments are included in the Portfolio of Investments.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2009

International Core Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$2,715,095	$—	$2,715,095
Belgium	—	329,601	—	329,601
Brazil	2,895,010	—	—	2,895,010
Canada	2,669,234	—	—	2,669,234
Chile	290,040	—	—	290,040
China	309,321	5,601,279	—	5,910,600
Denmark	—	958,404	—	958,404
France	858,264	5,181,770	—	6,040,034
Germany	748,117	2,400,861	—	3,148,978
Hong Kong	—	1,221,783	—	1,221,783
India	1,154,121	181,910	—	1,336,031
Israel	336,799	—	—	336,799
Italy	—	1,013,512	—	1,013,512
Japan	—	6,490,650	—	6,490,650
Korea	1,419,534	—	—	1,419,534
Luxembourg	453,169	—	—	453,169
Mexico	822,253	—	—	822,253
Norway	—	369,600	—	369,600
Portugal	—	347,967	—	347,967
Russia	1,415,740	—	—	1,415,740
Singapore	—	391,355	—	391,355
South Africa	—	289,280	—	289,280
Spain	—	1,953,647	—	1,953,647
Sweden	—	500,985	—	500,985
Switzerland	311,972	4,509,453	—	4,821,425
Taiwan	396,808	—	—	396,808
United Kingdom	349,375	8,052,249	—	8,401,624

Total Common Stocks	14,429,757	42,509,401	—	56,939,158

Preferred Stocks (a)	—	309,722	—	309,722
Short-Term Investments	—	272,096	—	272,096

Total	$14,429,757	$43,091,219	$—	$57,520,976

(a)	Major categories of the Fund’s investments are included in the Portfolio of Investments.

4.  Purchases and Sales of Securities.  For the year ended December 31, 2009, purchases and sales of securities (excluding short-term investments) were as follows:

Fund	Purchases	Sales
International Value Fund	$66,362,407	$185,058,010
Emerging Markets Fund	24,516,819	40,343,892
International Growth Fund	271,793,217	384,158,292
International Core Fund	24,355,717	46,254,401

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2009

5.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Hansberger Global Investors, Inc. (“HGI”), a subsidiary of Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France, serves as investment adviser to each Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

Fund	Percentage of Average Daily Net Assets
International Value Fund	0.75%
Emerging Markets Fund	1.00%
International Growth Fund	0.75%
International Core Fund	0.75%

HGI has given binding undertakings to the Funds to reduce management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses. These undertakings are in effect until April 30, 2010 and will be reevaluated on an annual basis. For the period from May 1, 2009 to December 31, 2009, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Institutional Class	Advisor Class
International Value Fund	0.99%	1.15%
Emerging Markets Fund	1.35%	1.50%
International Growth Fund	1.00%	1.15%
International Core Fund	1.15%	1.30%

Prior to May 1, 2009, the expense limits as a percentage of average daily net assets were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Institutional Class	Advisor Class
International Value Fund	0.99%	1.15%
Emerging Markets Fund	1.25%	1.40%
International Growth Fund	1.00%	1.15%
International Core Fund	1.00%	1.15%

In addition, HGI voluntarily agreed to provide a breakpoint in the management fee of the International Growth Fund such that HGI will reduce its annual rate of 0.75% to 0.70% on the combined average daily net assets of the International Growth Fund and the ING International Capital Appreciation Fund (an unaffiliated registered fund for which HGI serves as sub-adviser) that exceed $700 million. During the year ended December 31, 2009, this breakpoint was not reached.

Effective June 30, 2009, the voluntary management fee breakpoint agreed to by HGI was terminated.

HGI shall be permitted to recover expenses it has borne under the expense limitation agreement (whether through a reduction of its management fees or otherwise) on a class by class basis in later periods to the extent the expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such reduced fees/expenses more than one year after the end of the fiscal year in which the fees/expenses were reduced.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2009

For the year ended December 31, 2009, the management fees and reduction of management fees for each Fund were as follows:

	Gross Management Fee	Reduction of Management Fee[1]	Net Management Fee	Percentage of Average Daily Net Assets
Fund				Gross	Net
International Value Fund	$1,141,923	$—	$1,141,923	0.75%	0.75%
Emerging Markets Fund	444,604	151,766	292,838	1.00%	0.66%
International Growth Fund	4,145,473	—	4,145,473	0.75%	0.75%
International Core Fund	418,021	64,383	353,638	0.75%	0.63%

1 Management fee reductions are subject to possible recovery until December 31, 2010.

For the year ended December 31, 2009, expenses have been reimbursed as follows:

	Reimbursement[2]
Fund	Institutional Class	Advisor Class
International Value Fund	$—	$14,747
Emerging Markets Fund	1,445	398
International Growth Fund	—	—
International Core Fund	1,164	—

2 Expense reimbursements are subject to possible recovery until December 31, 2010.

For the year ended December 31, 2009, expense reimbursements related to the prior fiscal year were recovered as follows:

	Recovered Expenses
Fund	Institutional Class	Advisor Class	Total
International Core Fund	$—	$257	$257

b.  Administrative Fees.  Natixis Asset Management Advisors, L.P. (“Natixis Advisors”) provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Natixis Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust III, Natixis Funds Trust IV, Natixis Cash Management Trust, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), Hansberger International Series and Natixis Advisors, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series, 0.0500% of the next $15 billion, 0.0425% of the next $30 billion and 0.0375% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series of $10 million, which is reevaluated on an annual basis. New funds are subject to a fee for the first twelve months of operations of $75,000 plus $12,500 per class and an additional $75,000 if managed by multiple subadvisers.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2009

For the year ended December 31, 2009, each Fund paid the following for administrative fees to Natixis Advisors:

Fund	Administrative Fees
International Value Fund	$75,684
Emerging Markets Fund	21,888
International Growth Fund	273,636
International Core Fund	27,674

c.  Distribution Agreement.  Natixis Distributors, L.P. (“Natixis Distributors”), a wholly owned subsidiary of Natixis US, serves as the distributor of the Funds and provides distribution services pursuant to a distribution agreement. Natixis US holds a majority voting interest in Hansberger Group, Inc., the corporate parent of HGI. Under the distribution agreement, the Funds do not pay Natixis Distributors for its services.

d.  Sub-Transfer Agent Fees.  Natixis Distributors has entered into agreements with financial intermediaries to provide certain recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and has agreed to compensate the intermediaries for providing those services. Certain services would be provided by the Funds if the shares of those customers were registered directly with the Funds’ transfer agent. Accordingly, the Funds agreed to pay a portion of the intermediary fees attributable to shares of the Funds held by the intermediaries (which generally are a percentage of the value of shares held) not exceeding what the Funds would have paid their transfer agent had each customer’s shares been registered directly with the transfer agent instead of held through the intermediaries. Natixis Distributors pays the remainder of the fees.

For the year ended December 31, 2009, the Funds paid the following sub-transfer agent fees, which are reflected in transfer agent fees and expenses in the Statements of Operations:

Fund	Sub-Transfer Agent Fees
International Value Fund	$5,485
Emerging Markets Fund	123
International Growth Fund	3,101
International Core Fund	471

e.  Trustees Fees and Expenses.  The Funds do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distributors, Natixis US or their affiliates. For the year ended December 31, 2009, the Chairperson of the Board received a retainer fee at the annual rate of $200,000. The Chairperson did not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attended. Each Independent Trustee (other than the Chairperson) received, in the aggregate, a retainer fee at the annual rate of $65,000. Each Independent Trustee also received a meeting attendance fee of $7,500 for each meeting of the Board of Trustees that he or she attended in person and $3,750 for each meeting of the Board of Trustees that he or she attended telephonically. In addition, each committee chairman received an additional retainer fee at an annual rate of $10,000. Each Contract Review and Governance Committee member was compensated $5,000 for each Committee meeting that he or she attended in person and $2,500 for each meeting that he or she attended telephonically. Each Audit Committee member was compensated $6,250 for each Committee meeting that he or she attended in person and $3,125 for each meeting that he or she attended telephonically.

Effective January 1, 2010, the Chairperson of the Board receives a retainer fee at the annual rate of $250,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $80,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at an annual rate of

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2009

$15,000. Each Contract Review and Governance Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $7,500 for each Committee meeting that he or she attends in person and $3,750 for each meeting that he or she attends telephonically. Each member of the ad hoc Committee on Alternative Investments will receive a one-time fee of $10,000. The ad hoc Committee on Alternative Investments is not a standing committee. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Hansberger International Series, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

f.  Interfund Transactions.  A Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common Trustees. For the year ended December 31, 2009, the Funds engaged in purchase and sale transactions with affiliated funds in compliance with Rule 17a-7 of the 1940 Act pursuant to procedures adopted by the Board of Trustees as follows:

Fund	Purchases	Sales
International Growth Fund	$11,161,274	$—
International Core Fund	—	11,161,274

g.  Payments by Affiliates.  For the year ended December 31, 2009, HGI reimbursed the International Core Fund $8,238 for losses incurred in connection with a trading error.

6.  Class-Specific Expenses.

For the year ended December 31, 2009, the Funds paid the following class-specific transfer agent fees and expenses (including sub-transfer agent fees):

	Transfer Agent Fees and Expenses
Fund	Institutional Class	Advisor Class
International Value Fund	$1,528	$105,606
Emerging Markets Fund	1,445	1,004
International Growth Fund	4,158	6,355
International Core Fund	1,164	1,534

7.  Line of Credit.  Each Fund, together with certain other funds of Natixis Funds Trusts and Loomis Sayles Funds Trusts, participates in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participates in the line of credit. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 0.75%. In addition, a commitment fee of 0.125% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2009

Prior to March 11, 2009, each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participated in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participated in the line of credit. Interest was charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.09% per annum, payable at the end of each calendar quarter, was accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

For the year ended December 31, 2009, the Funds had no borrowings under these agreements.

8.  Concentration of Ownership.  From time to time, the Funds may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have material impacts on the Funds. As of December 31, 2009, certain Funds had shareholders that held greater than 5% of the fund’s outstanding shares. Investment activities of these shareholders could have a material impact on the respective Funds. The number of greater than 5% shareholders and aggregate percentage of shares held by such owners was as follows:

Fund	Number of Greater Than 5% Shareholders	Percentage of Ownership
International Value Fund	1	9.99%
International Growth Fund	4	24.06%
Emerging Markets Fund	3	85.59%
International Core Fund	5	85.80%

9.  Concentration of Risk.  Each Fund may purchase investments of foreign issuers. Investing in securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of expropriation. Moreover, the markets for securities of many foreign issuers may be less liquid and the price of such securities may be more volatile than those of comparable U.S. companies and the U.S. government.

The Funds’ investments in emerging markets or developing markets may subject the Funds to a greater degree of risk than the Funds’ investments in developed markets. Risks associated with these developing markets, attributable to political, social or economic factors, may affect the price of the Funds’ investments and income generated by these investments, as well as the Funds’ ability to repatriate such amounts.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2009

10.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended December 31, 2009		Year Ended December 31, 2008
International Value Fund	Shares	Amount	Shares	Amount

Institutional Class
Issued from the sale of shares	1,901,090	$11,015,433	266,617	$3,216,794
Issued in connection with the reinvestment of distributions	85,677	555,203	2,632,895	22,623,758
Redeemed	(13,798,688)	(108,225,849)	(6,250,740)	(67,564,356)
Redeemed in-kind (Note 11)	(3,251,459)	(25,979,158)	—	—

Net change	(15,063,380)	$(122,634,371)	(3,351,228)	$(41,723,804)

Advisor Class
Issued from the sale of shares	3,086,153	$20,883,523	9,296,115	$86,340,358
Issued in connection with the reinvestment of distributions	228,585	1,779,046	796,384	5,196,644
Redeemed	(3,412,457)	(22,773,038)	(1,349,506)	(10,646,429)

Net change	(97,719)	(110,469)	8,742,993	$80,890,573

Increase (decrease) from capital share transactions	(15,161,099)	$(122,744,840)	5,391,765	$39,166,769

	Year Ended December 31, 2009		Year Ended December 31, 2008
Emerging Markets Fund	Shares	Amount	Shares	Amount
Institutional Class
Issued from the sale of shares	380,168	$653,500	739,460	$3,601,201
Issued in connection with the reinvestment of distributions	214,191	418,124	19,748,362	40,441,596
Redeemed	(8,897,931)	(16,764,869)	(26,541,176)	(120,716,208)

Net change	(8,303,572)	$(15,693,245)	(6,053,354)	$(76,673,411)

Advisor Class
Issued from the sale of shares	462,867	$750,067	385,482	$1,843,020
Issued in connection with the reinvestment of distributions	2,273	4,551	35,682	53,160
Redeemed	(239,430)	(369,392)	(355,819)	(1,610,074)

Net change	225,710	$385,226	65,345	$286,106

Decrease from capital share transactions	(8,077,862)	$(15,308,019)	(5,988,009)	$(76,387,305)

	Year Ended December 31, 2009		Year Ended December 31, 2008
International Growth Fund	Shares	Amount	Shares	Amount
Institutional Class
Issued from the sale of shares	6,206,903	$70,765,447	15,873,819	$276,654,949
Issued in connection with the reinvestment of distributions	346,766	4,899,924	1,575,040	19,648,664
Redeemed	(18,630,655)	(195,705,128)	(7,121,945)	(90,237,657)

Net change	(12,076,986)	$(120,039,757)	10,326,914	$206,065,956

Advisor Class
Issued from the sale of shares	587,261	$7,926,151	98,267	$1,286,383
Issued in connection with the reinvestment of distributions	5,495	79,660	2,884	35,056
Redeemed	(46,297)	(602,599)	(57,219)	(559,544)

Net change	546,459	$7,403,212	43,932	$761,895

Increase (decrease) from capital share transactions	(11,530,527)	$(112,636,545)	10,370,846	$206,827,851

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2009

	Year Ended December 31, 2009		Year Ended December 31, 2008
International Core Fund	Shares	Amount	Shares	Amount
Institutional Class
Issued from the sale of shares	102,573	$695,000	4,650,986	$46,748,376
Issued in connection with the reinvestment of distributions	100,925	881,889	253,262	2,344,133
Redeemed	(3,424,267)	(25,971,689)	(1,226,842)	(10,329,655)

Net change	(3,220,769)	$(24,394,800)	3,677,406	$38,762,854

Advisor Class
Issued from the sale of shares	235,265	$1,895,000	105,091	$1,158,148
Issued in connection with the reinvestment of distributions	3,746	34,305	4,995	55,926
Redeemed	(33,038)	(238,116)	(183,103)	(1,645,072)

Net change	205,973	$1,691,189	(73,017)	$(430,998)

Increase (decrease) from capital share transactions	(3,014,796)	$(22,703,611)	3,604,389	$38,331,856

11.  Redemption In-Kind.  In certain circumstances, a Fund may distribute portfolio securities rather than cash as payment for redemption of Fund shares (redemption in-kind). For financial reporting purposes, the Fund will recognize a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities; the Fund will recognize a loss if the cost exceeds value. Gains and losses realized on redemptions in-kind are not recognized for tax purposes, and are re-classified from realized gain (loss) to paid-in-capital. The International Value Fund realized losses of $409,131 on redemptions in-kind during the year ended December 31, 2009. This amount is included in realized gain (loss) on the Statement of Operations.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of Hansberger International Series:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of International Value Fund, Emerging Markets Fund, International Growth Fund and International Core Fund (each a series of Hansberger International Series) (the “Funds”) at December 31, 2009, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, MA

February 22, 2010

2009 U.S. TAX DISTRIBUTION INFORMATION TO SHAREHOLDERS (Unaudited)

Qualified Dividend Income.  A percentage of dividends distributed by the Funds during the fiscal year ended December 31, 2009 are considered qualified dividend income, and are eligible for reduced tax rates. These lower rates range from 0% to 15% depending on an individual’s tax bracket. These percentages are noted below:

Fund	Qualifying Percentage
International Value Fund	100.00%
Emerging Markets Fund	100.00%
International Growth Fund	100.00%
International Core Fund	100.00%

Foreign Tax Credit.  For the year ended December 31, 2009, the Funds intend to pass through foreign tax credits and have derived gross income from sources within foreign countries amounting to:

Fund	Foreign Tax Credit Pass-Through	Foreign Source Income
International Value Fund	$497,134	$5,242,701
Emerging Markets Fund	117,355	1,159,398
International Growth Fund	1,132,753	12,255,809
International Core Fund	143,616	1,586,317

TRUSTEES AND OFFICERS INFORMATION

The tables below provide certain information regarding the Trustees and officers of Hansberger International Series (the “Trust”). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Trust’s Statement of Additional Information includes additional information about the Trustees of the Trust and is available by calling Hansberger International Series at 800-414-6927.

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years**	Number of Portfolios in Fund Complex Overseen*** and Other Directorships Held

INDEPENDENT TRUSTEES

Graham T. Allison, Jr. (1940)	Trustee Since 2007 Contract Review and Governance Committee Member	Douglas Dillon Professor and Director of the Belfer Center for Science and International Affairs, John F. Kennedy School of Government, Harvard University	39 Director, Taubman Centers, Inc. (real estate investment trust)

Edward A. Benjamin (1938)	Trustee Since 2007 Chairman of the Contract Review and Governance Committee	Retired	39 None

Daniel M. Cain (1945)	Trustee Since 2007 Chairman of the Audit Committee	Chairman (formerly, President and Chief Executive Officer) of Cain Brothers & Company, Incorporated (investment banking)	39 Director, Sheridan Healthcare Inc. (physician practice management)

Kenneth A. Drucker (1945)	Trustee Since 2008 Audit Committee Member	Formerly, Treasurer, Sequa Corp. (manufacturing)	39 None

Wendell J. Knox**** (1948)	Trustee Since 2009 Contract Review and Governance Committee Member	Director (formerly, President and Chief Executive Officer) of Abt Associates Inc. (research and consulting)	39 Director, Eastern Bank (commercial bank); Director, The Hanover Insurance Group (property and casualty insurance)

Sandra O. Moose (1942)	Chairperson of the Board of Trustees since September 2007 Trustee Since 2007 Ex officio member of the Audit Committee and Contract Review and Governance Committee	President, Strategic Advisory Services (management consulting); formerly, Senior Vice President and Director, The Boston Consulting Group, Inc. (management consulting)	39 Director, Verizon Communications; Director, AES Corporation (international power company)

TRUSTEES AND OFFICERS INFORMATION (continued)

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years**	Number of Portfolios in Fund Complex Overseen*** and Other Directorships Held

Erik R. Sirri***** (1958)	Trustee Since 2009 Contract Review and Governance Committee Member	Professor of Finance at Babson College; formerly, Director of the Division of Trading and Markets at the Securities and Exchange Commission	39 None

Peter J. Smail***** (1952)	Trustee Since 2009 Contract Review and Governance Committee Member	Retired; formerly, President and Chief Executive Officer of Pyramis Global Advisors (investment management)	39 None

Cynthia L. Walker (1956)	Trustee Since 2007 Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine; formerly, Executive Dean for Administration, Harvard Medical School; and formerly, Dean for Finance and Chief Financial Officer, Harvard Medical School	39 None

INTERESTED TRUSTEES

Robert J. Blanding[1] (1947) 555 California Street San Francisco, CA 94104	Trustee Since 2007	President, Chairman, Director and Chief Executive Officer, Loomis, Sayles & Company, L.P.	39 None

John T. Hailer[2] (1960)	Trustee Since 2007	President and Chief Executive Officer-U.S. and Asia, Natixis Global Asset Management, L.P.; formerly, President and Chief Executive Officer, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P., Natixis Distributors, L.P. and Natixis Global Associates, Inc.	39 None

*	Each Trustee serves until retirement, resignation or removal from the Board of Trustees. The current retirement age is 72. The position of Chairperson of the Board of Trustees is appointed for a two-year term. Ms. Moose was appointed to serve an additional two-year term as the Chairperson of the Board of Trustees on November 20, 2009.

**	Each person listed above, except as noted, holds the same position(s) with the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust III, Natixis Funds Trust IV, Gateway Trust and the Natixis Cash Management Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”), and Hansberger International Series. Previous positions during the past five years with Natixis Distributors, L.P. (the “Distributor”), Natixis Asset Management Advisors, L.P. (“Natixis Advisors”), or Loomis, Sayles & Company, L.P. (“Loomis Sayles”) are omitted if not materially different from a Trustee’s or officer’s current position with such entity.

***	The Trustees of the Trusts serve as trustees of a fund complex that includes all series of the Natixis Funds Trusts, the Loomis Sayles Funds Trusts and Hansberger International Series (collectively, the “Fund Complex”).

****	Mr. Knox was appointed as trustee effective July 1, 2009.

TRUSTEES AND OFFICERS INFORMATION (continued)

*****	Mr. Sirri and Mr. Smail were appointed as trustees effective December 1, 2009.

[1]

Mr. Blanding is deemed an “interested person” of the Trust revenues because he holds the following positions with an affiliated person of the Trusts: President, Chairman, Director and Chief Executive Officer of Loomis Sayles.

[2]

Mr. Hailer is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer-U.S. and Asia, Natixis Global Asset Management, L.P.

TRUSTEES AND OFFICERS INFORMATION (continued)

Name and Year of Birth	Position(s) Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation During Past 5 Years**

OFFICERS OF THE TRUST

Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since September 2007	Executive Vice President, General Counsel, Secretary and Clerk (formerly, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk), Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

David Giunta (1965)	President and Chief Executive	Since March 2008	President and Chief Executive Officer, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.; formerly, President, Fidelity Charitable Gift Fund; and formerly, Senior Vice President, Fidelity Brokerage Company

Ronald Holt (1968)	Executive Vice President	Since September 2007	President and Chief Executive Officer; formerly, Managing Director of Research, Hansberger Global Investors, Inc.

Russell L. Kane (1969)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer since September 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since September 2007	Senior Vice President, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

*	Each officer of the Trust serves for an indefinite term in accordance with the Trusts’ current By-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

**	Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Mr. Holt is not an officer of the Natixis Funds Trusts or the Loomis Sayles Funds Trusts. Previous positions during the past five years with the Distributor, Natixis Advisors or Loomis Sayles are omitted if not materially different from a Trustee’s or officer’s current position with such entity.

M-HN58-1209

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer and persons performing similar functions.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the Registrant has established an audit committee. Ms. Cynthia L. Walker, Mr. Daniel M. Cain and Mr. Kenneth A. Drucker are members of the audit committee and have been designated as “audit committee financial experts” by the Board of Trustees. Each of these individuals is also an Independent Trustee of the Registrant.

Item 4.	Principal Accountant Fees and Services.

Fees billed by Principal Accountant for services rendered to the Registrant.

The table below sets forth fees billed by the principal accountant, PricewaterhouseCoopers LLP, for the past two fiscal years for professional services rendered in connection with a) the audit of the Registrant’s annual financial statements and services provided in connection with regulatory filings; b) audit-related services (including services that are reasonably related to the performance of the audit of the Registrant’s financial statements but not reported under “Audit Fees”); c) tax compliance, tax advice and tax planning and d) all other fees billed for professional services rendered by the principal accountant to the Registrant, other than the services provided as reported as a part of (a) through (c) of this Item.

	Audit fees		Audit-related fees[1]		Tax fees[2]		All other fees
	2008	2009	2008	2009	2008	2009	2008	2009
Hansberger International Series	$173,231	$168,000	$404	$242	$39,944	$29,559	$—	$—

1.	Audit-related fees consist of:

2008 & 2009 - performance of agreed-upon procedures related to the Registrant’s deferred compensation plan.

2.	Tax fees consist of:

2008 - review of year-end shareholder reporting and the Registrant’s tax returns.

2009 - review of the Registrant’s tax returns and consulting services with respect to new deferred compensation tax rules.

Aggregate fees billed to the Registrant for non-audit services during 2008 and 2009 were $40,348 and $29,801, respectively.

Fees billed by the Principal Accountant for services rendered to the Adviser and Control Affiliates.

The following table sets forth fees billed by the Registrant’s principal accountant for non-audit services rendered to Hansberger Global Investors, Inc. and entities controlling, controlled by or under common control with Hansberger Global Investors, Inc. (“Control Affiliates”) that provide ongoing services to the Registrant, for engagements that related directly to the operations and financial reporting of the Registrant for the last two fiscal years.

	Audit-related fees		Tax fees		All other fees
	2008	2009	2008	2009	2008	2009
Control Affiliates	$12,000	$12,000	$—	$—	$—	$—

The following table sets forth the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to Hansberger Global Investors, Inc. and Control Affiliates that provide ongoing services to the Registrant, for the last two fiscal years, including the fees disclosed in the table above.

	Aggregate Non-Audit Fees
	2008	2009
Control Affiliates	$112,946	$207,281

None of the audit-related, tax and other services provided by the Registrant’s principal accountant were approved by the Audit Committee pursuant to (c)(7)(i)(C) of Regulation S-X.

Audit Committee Pre Approval Policies.

Annually, the Registrant’s Audit Committee reviews the audit, audit-related, tax and other non-audit services together with the projected fees, for services proposed to be rendered to the Trust and/or other entities for which pre-approval is required during the upcoming year. Any subsequent revisions to already pre-approved services or fees (including fee increases) and requests for pre-approval of new services would be presented for consideration quarterly as needed.

If, in the opinion of management, a proposed engagement by the Registrant’s independent accountants needs to commence before the next regularly scheduled Audit Committee meeting, any member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement, but only for engagements to provide audit, audit related and tax services. This approval is subject to review of the full Audit Committee at its next quarterly meeting. All other engagements require the approval of all the members of the Audit Committee.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of Ethics required by Item 2 hereof, filed herewith as exhibit (a)(1).

(a)(2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 [17 CFR 270.30a-2(a)], filed herewith as Exhibits (a)(2)(1) and (a)(2)(2), respectively.

(a)(3)	Not applicable.

(b)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Hansberger International Series

By:	/S/ DAVID L. GIUNTA
Name:	David L. Giunta
Title:	President and Chief Executive Officer

Date:	February 22, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/S/ DAVID L. GIUNTA
Name:	David L. Giunta
Title:	President and Chief Executive Officer

Date:	February 22, 2010

By:	/S/ MICHAEL C. KARDOK
Name:	Michael C. Kardok
Title:	Treasurer

Date:	February 22, 2010